UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported) June 26, 2003

                         DAVIDSON INCOME REAL ESTATE, L.P.
               (Exact name of registrant as specified in its charter)


             Delaware                 0-14530                62-1242144
    (State or other jurisdiction     (Commission          (I.R.S. Employer
          of incorporation)          File Number)          Identification
                                                               Number)


          55 Beattie Place
        Post Office Box 1089
     Greenville, South Carolina                                 29602
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (864) 239-1000

                                       N/A
           (Former name or former address, if changed since last report)

Item 5.     Other Events

On June 26, 2003, the Registrant refinanced the mortgages encumbering Covington Pointe Apartments. The refinancing replaced the existing mortgages in the aggregate current principal balance of approximately $4,343,000 with a new mortgage in the principal amount of approximately $6,000,000. The new mortgage has a stated interest rate of 3.81% per annum compared to 7.83% per annum on the prior mortgages. After repayment of the existing mortgages and payment of closing costs, the Registrant received net proceeds of approximately $1,529,000. The Registrant's general partner is evaluating the cash requirements of the Registrant to determine whether any of the net proceeds will be distributed to its partners.

Item 7.     Financial Statements and Exhibits

(c)   Exhibits

The following exhibits are filed with this report (1):

      10TT Contracts related to refinancing of debt:

            a) Multifamily Note dated June 26, 2003 between AIMCO Covington Pointe, L.P., a Delaware limited partnership, and Keycorp Real Estate Capital Markets, Inc., an Ohio corporation.

            b) Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated June 26, 2003 between AIMCO Covington Pointe, L.P., a Delaware limited partnership, and Keycorp Real Estate Capital Markets, Inc., an Ohio corporation.

            c) Replacement Reserve and Security Agreement dated June 26, 2003 between AIMCO Covington Pointe, L.P., a Delaware limited partnership, and Keycorp Real Estate Capital Markets, Inc., an Ohio corporation.

(1) Schedules and supplemental materials to the exhibits have been omitted but will be provided to the Securities and Exchange Commission upon request.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        DAVIDSON INCOME REAL ESTATE, L.P.
                        (a Delaware Limited Partnership)

                        By:   Davidson Diversified Properties, Inc.
                              Managing General Partner


                        By:   /s/Patrick J. Foye
                              Patrick J. Foye
                              Executive Vice President


                        Date: July 7, 2003

                                                               Exhibit 10TT a)
                                MULTIFAMILY NOTE

US $6,000,000.00                                             as of June 26, 2003

      FOR VALUE RECEIVED, the undersigned ("Borrower") jointly and severally (if more than one) promises to pay to the order of KEYCORP REAL ESTATE CAPITAL MARKETS, INC., an Ohio corporation, the principal sum of Six Million and No/100ths Dollars (US $6,000,000.00), with interest accruing on the unpaid principal balance from the date of disbursement until fully paid at the annual rate of three and eighty-one one-hundredths percent (3.81%).

      1. Defined Terms. As used in this Note, (i) the term "Lender" means the holder of this Note, (ii) the term "Indebtedness" means the principal of, interest on, or any other amounts due at any time under, this Note, the Security Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances to protect the security of the Security Instrument under Section 12 of the Security Instrument, and (iii) a "Business Day" means any day other than a Saturday, Sunday or any other day on which Lender is not open for business. Event of Default, Key Principal and other capitalized terms used but not defined in this Note shall have the meanings given to such terms in the Security Instrument (as defined in Paragraph 5).

      2. Address for Payment. All payments due under this Note shall be payable at Key Commercial Mortgage, PO Box 145404, Cincinnati, OH 45250, or such other place as may be designated by written notice to Borrower from or on behalf of Lender.

      3. Payment of Principal and Interest. Principal and interest shall be paid as follows:

      (a) Unless disbursement of principal is made by Lender to Borrower on the first day of the month, interest for the period beginning on the date of disbursement and ending on and including the last day of the month in which such disbursement is made shall be payable simultaneously with the execution of this Note.

      (b) Interest under this Note shall be computed on the basis of (check one only):

         X        a 360-day year consisting of twelve 30-day months.

                  a 360-day year. The amount of each monthly payment made by Borrower pursuant to Paragraph 3(c) below that is allocated to interest will be based on the actual number of calendar days during such month and shall be calculated by multiplying the unpaid principal balance of this Note by the per annum interest rate, dividing the product by 360 and multiplying the quotient by the actual number of days elapsed during the month. Borrower understands that the amount allocated to interest for each month will vary depending on the actual number of calendar days during such month.

      (c) Consecutive monthly installments of principal and interest, each in the amount of Thirty-Five Thousand Seven Hundred Sixty and 93/100ths Dollars (US $35,760.93), shall be payable on the first day of each month beginning on August 1, 2003, until the entire unpaid principal balance evidenced by this Note is fully paid. Any accrued interest remaining past due for 30 days or more shall be added to and become part of the unpaid principal balance and shall bear interest at the rate or rates specified in this Note, and any reference below to "accrued interest" shall refer to accrued interest which has not become part of the unpaid principal balance. Any remaining principal and interest shall be due and payable on July 1, 2010, or on any earlier date on which the unpaid principal balance of this Note becomes due and payable, by acceleration or otherwise (the "Maturity Date"). The unpaid principal balance shall continue to bear interest after the Maturity Date at the Default Rate set forth in this Note until and including the date on which it is paid in full.

      (d) Any regularly scheduled monthly installment of principal and interest that is received by Lender before the date it is due shall be deemed to have been received on the due date solely for the purpose of calculating interest due.

      4. Application of Payments. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Borrower agrees that neither Lender's acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender's application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

      5. Security. The Indebtedness is secured, among other things, by a Multifamily Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing dated as of the date of this Note (the "Security Instrument"), and reference is made to the Security Instrument for other rights of Lender concerning the collateral for the Indebtedness.

      6. Acceleration. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, the prepayment premium payable under Paragraph 10, if any, and all other amounts payable under this Note and any other Loan Document shall at once become due and payable, at the option of Lender, without any prior notice to Borrower. Lender may exercise this option to accelerate regardless of any prior forbearance.

      7. Late Charge. If any monthly installment due hereunder is not received by Lender on or before the 10th day of each month or if any other amount payable under this Note or under the Security Instrument or any other Loan Document is not received by Lender within 10 days after the date such amount is due, counting from and including the date such amount is due, Borrower shall pay to Lender, immediately and without demand by Lender, a late charge equal to 5 percent of such monthly installment or other amount due. Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the loan evidenced by this Note (the "Loan"), and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to this Paragraph represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Paragraph 8.

      8. Default Rate. So long as any monthly installment or any other payment due under this Note remains past due for 30 days or more, interest under this Note shall accrue on the unpaid principal balance from the earlier of the due date of the first unpaid monthly installment or other payment due, as applicable, at a rate (the "Default Rate") equal to the lesser of 4 percentage points above the rate stated in the first paragraph of this Note or the maximum interest rate which may be collected from Borrower under applicable law. If the unpaid principal balance and all accrued interest are not paid in full on the Maturity Date, the unpaid principal balance and all accrued interest shall bear interest from the Maturity Date at the Default Rate. Borrower also acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, that, during the time that any monthly installment or payment under this Note is delinquent for more than 30 days, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender's ability to meet its other obligations and to take advantage of other investment opportunities, and that it is extremely difficult and impractical to determine those additional costs and expenses. Borrower also acknowledges that, during the time that any monthly installment or other payment due under this Note is delinquent for more than 30 days, Lender's risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk. Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of the Borrower's delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent loan.

      9. Limits on Personal Liability.

      (a) Except as otherwise provided in this Paragraph 9, Borrower shall have no personal liability under this Note, the Security Instrument or any other Loan Document for the repayment of the Indebtedness or for the performance of any other obligations of Borrower under the Loan Documents, and Lender's only recourse for the satisfaction of the Indebtedness and the performance of such obligations shall be Lender's exercise of its rights and remedies with respect to the Mortgaged Property and any other collateral held by Lender as security for the Indebtedness. This limitation on Borrower's liability shall not limit or impair Lender's enforcement of its rights against any guarantor of the Indebtedness or any guarantor of any obligations of Borrower.

      (b) Borrower shall be personally liable to Lender for the repayment of a portion of the Indebtedness equal to any loss or damage suffered by Lender as a result of (1) failure of Borrower to pay to Lender upon demand after an Event of Default, all Rents to which Lender is entitled under Section 3(a) of the Security Instrument and the amount of all security deposits collected by Borrower from tenants then in residence; (2) failure of Borrower to apply all insurance proceeds and condemnation proceeds as required by the Security Instrument; (3) failure of Borrower to comply with Section 14(d) or (e) of the Security Instrument relating to the delivery of books and records, statements, schedules and reports; (4) fraud or written material misrepresentation by Borrower, Key Principal or any officer, director, partner, member or employee of Borrower in connection with the application for or creation of the Indebtedness or any request for any action or consent by Lender; or (5) failure to apply Rents, first, to the payment of reasonable operating expenses (other than Property management fees that are not currently payable pursuant to the terms of an Assignment of Management Agreement or any other agreement with Lender executed in connection with the Loan) and then to amounts ("Debt Service Amounts") payable under this Note, the Security Instrument or any other Loan Document (except that Borrower will not be personally liable (i) to the extent that Borrower lacks the legal right to direct the disbursement of such sums because of a bankruptcy, receivership or similar judicial proceeding, or (ii) with respect to Rents that are distributed in any calendar year if Borrower has paid all operating expenses and Debt Service Amounts for that calendar year).

      (c) Borrower shall become personally liable to Lender for the repayment of all of the Indebtedness upon the occurrence of any of the following Events of
Default: (1) Borrower's acquisition of any property or operation of any business not permitted by Section 33 of the Security Instrument; or (2) a Transfer that is an Event of Default under Section 21 of the Security Instrument.

      (d) To the extent that Borrower has personal liability under this Paragraph 9, Lender may exercise its rights against Borrower personally without regard to whether Lender has exercised any rights against the Mortgaged Property or any other security, or pursued any rights against any guarantor, or pursued any other rights available to Lender under this Note, the Security Instrument, any other Loan Document or applicable law. For purposes of this Paragraph 9, the term "Mortgaged Property" shall not include any funds that (1) have been applied by Borrower as required or permitted by the Security Instrument prior to the occurrence of an Event of Default, or (2) Borrower was unable to apply as required or permitted by the Security Instrument because of a bankruptcy, receivership, or similar judicial proceeding.

      10. Voluntary and Involuntary Prepayments.

      (a) A prepayment premium shall be payable in connection with any prepayment made under this Note as provided below:

            (1) Borrower may voluntarily prepay all (but not less than all) of the unpaid principal balance of this Note only on the last calendar day of a calendar month and only if Borrower has complied with all of the following:

                  (i) Borrower must give Lender at least 30 days, but not more than 60 days, prior written notice of its intention to make such prepayment (the "Prepayment Notice").

                  (ii) The Prepayment Notice shall be addressed to Lender and shall include, at a minimum, the date upon which Borrower intends to make the prepayment (the "Intended Prepayment Date"). Borrower acknowledges that the Lender is not required to accept any voluntary prepayment of this Note on any day other than the last calendar day of a calendar month. If the last calendar day of a calendar month is not a Business Day, then the Borrower must make the payment on the Business Day immediately preceding the last calendar day of a calendar month. For all purposes, including the accrual of interest and the calculation of the prepayment premium, any prepayment received by Lender on any day other than the last calendar day of a calendar month shall be deemed to have been received on the last calendar day of the month in which such prepayment occurs.

                  (iii) Any prepayment shall be made by paying (A) the amount of principal being prepaid, (B) all accrued interest, (C) all other sums due Lender at the time of such prepayment, and (D) the prepayment premium calculated pursuant to Schedule A.

                  (iv) If, for any reason, Borrower fails to prepay this Note within five (5) Business Days after the Intended Prepayment Date, then Lender shall have the right, but not the obligation, to recalculate the prepayment premium based upon the Yield Rate as reported in The Wall Street Journal on the twenty-fifth Business Day preceding the delayed Intended Prepayment Date and to make such calculation as described in Schedule A attached hereto. Notwithstanding the foregoing, if the delayed prepayment occurs in a month other than the month stated in the original Prepayment Notice, then Lender shall (a) have the right, but not the obligation, to recalculate the prepayment premium based upon the Yield Rate as reported in The Wall Street Journal on the twenty-fifth Business Day preceding the delayed Intended Prepayment Date and to make such calculation as described in Schedule A attached hereto and (b) recalculate the amount of interest payable. In either instance, for purposes of recalculation, such new prepayment date shall be deemed the "Intended Prepayment Date."

            (2) Upon Lender's exercise of any right of acceleration under this Note, Borrower shall pay to Lender, in addition to the entire unpaid principal balance of this Note outstanding at the time of the acceleration, (A) all accrued interest and all other sums due Lender under this Note and the other Loan Documents, and (B) the prepayment premium calculated pursuant to Schedule A.

            (3) Any application by Lender of any collateral or other security to the repayment of any portion of the unpaid principal balance of this Note prior to the Maturity Date and in the absence of acceleration shall be deemed to be a partial prepayment by Borrower, requiring the payment to Lender by Borrower of a prepayment premium.

      (b) Notwithstanding the provisions of Paragraph 10(a), no prepayment premium shall be payable with respect to any prepayment occurring as a result of the application of any insurance proceeds or condemnation award under the Security Instrument or as provided in subparagraph (c) of Schedule A.

      (c) Schedule A is hereby incorporated by reference into this Note.

      (d) Any required prepayment of less than the entire unpaid principal balance of this Note shall not extend or postpone the due date of any subsequent monthly installments or change the amount of such installments, unless Lender agrees otherwise in writing.

      (e) Borrower recognizes that any prepayment of the unpaid principal balance of this Note, whether voluntary or involuntary or resulting from a default by Borrower, will result in Lender's incurring loss, including reinvestment loss, additional expense and frustration or impairment of Lender's ability to meet its commitments to third parties. Borrower agrees to pay to Lender upon demand damages for the detriment caused by any prepayment, and agrees that it is extremely difficult and impractical to ascertain the extent of such damages. Borrower therefore acknowledges and agrees that the formula for calculating prepayment premiums set forth on Schedule A represents a reasonable estimate of the damages Lender will incur because of a prepayment.

      (f) Borrower further acknowledges that the prepayment premium provisions of this Note are a material part of the consideration for the loan evidenced by this Note, and acknowledges that the terms of this Note are in other respects more favorable to Borrower as a result of the Borrower's voluntary agreement to the prepayment premium provisions.

      11. Costs and Expenses. Borrower shall pay on demand all expenses and costs, including fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation, incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

      12. Forbearance. Any forbearance by Lender in exercising any right or remedy under this Note, the Security Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any security for Borrower's obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.

      13. Waivers. Presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness are waived by Borrower, Key Principal, and all endorsers and guarantors of this Note and all other third party obligors.

      14. Loan Charges. Borrower and Lender intend at all times to comply with the law of the State of Texas governing the maximum rate or amount of interest payable on or in connection with this Note and the Indebtedness (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law). If the applicable law is ever judicially interpreted so as to render usurious any amount payable under this Note or under any other Loan Document, or contracted for, charged, taken, reserved or received with respect to the Indebtedness, or of acceleration of the maturity of this Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by any applicable law, then Borrower and Lender expressly intend that all excess amounts collected by Lender shall be applied to reduce the unpaid principal balance of this Note (or, if this Note has been or would thereby be paid in full, shall be refunded to Borrower), and the provisions of this Note, the Security Instrument and any other Loan Documents immediately shall be deemed reformed and the amounts thereafter collectible under this Note or any other Loan Document reduced, without the necessity of the execution of any new documents, so at to comply with any applicable law, but so as to permit the recovery of the fullest amount otherwise payable under this Note or any other Loan Document. The right to accelerate the maturity of this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Indebtedness shall, to the extent permitted by any applicable law, be amortized, prorated, allocated and spread throughout the full term of the Indebtedness until payment in full so that the rate or amount of interest on account of the Indebtedness does not exceed the applicable usury ceiling. Notwithstanding any provision contained in this Note, the Security Instrument or any other Loan Document that permits the compounding of interest, including any provision by which any accrued interest is added to the principal amount of this Note, the total amount of interest that Borrower is obligated to pay and Lender is entitled to receive with respect to the Indebtedness shall not exceed the amount calculated on a simple (i.e. noncompounded) interest basis at the maximum rate on principal amounts actually advanced to or for the account of Borrower, including all current and prior advances and any advances made pursuant to the Security Instrument or other Loan Documents (such as for the payment of taxes, insurance premiums and similar expenses or costs).

      15. Commercial Purpose. Borrower represents that the Indebtedness is being incurred by Borrower solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family or household purposes.

      16. Counting of Days. Except where otherwise specifically provided, any reference in this Note to a period of "days" means calendar days, not Business Days.

      17. Governing Law. This Note shall be governed by the law of the jurisdiction in which the Land is located.

      18. Captions. The captions of the paragraphs of this Note are for convenience only and shall be disregarded in construing this Note.

      19. Notices. All notices, demands and other communications required or permitted to be given by Lender to Borrower pursuant to this Note shall be given in accordance with Section 31 of the Security Instrument.

      20. Consent to Jurisdiction and Venue. Borrower and Key Principal each agrees that any controversy arising under or in relation to this Note shall be litigated exclusively in the jurisdiction in which the Land is located (the
"Property Jurisdiction"). The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to this Note. Borrower and Key Principal each irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

      21. WAIVER OF TRIAL BY JURY. BORROWER, KEY PRINCIPAL AND LENDER EACH (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS NOTE OR THE RELATIONSHIP BETWEEN THE PARTIES AS LENDER, KEY PRINCIPAL AND BORROWER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

      ATTACHED SCHEDULES.  The following Schedules are attached to this Note:

              Schedule A      Prepayment Premium (required)

              Schedule B      Modifications to Multifamily Note


      IN WITNESS  WHEREOF,  Borrower has signed and  delivered  this Note or has
caused  this  Note  to  be  signed  and   delivered   by  its  duly   authorized
representative.

                              BORROWER

                              AIMCO COVINGTON POINTE, L.P.
                              a Delaware limited partnership

                              By:   Davidson GP, L.L.C.
                                    a South Carolina limited liability company
                                    General Partner

                                    By:   Davidson Income Real Estate, L.P.
                                          a Delaware limited partnership
                                          Sole Member

                                          By:   Davidson Diversified
                                                Properties, Inc.
                                                a Tennessee corporation
                                                General Partner


                                          By:   /s/Patti K. Fielding
                                          Name: Patti K. Fielding
                                          Title:Executive Vice President


                              Borrower's Employer ID Number:  74-3024849


Fannie     Mae     Commitment 995407
Number:

               ACKNOWLEDGMENT AND AGREEMENT OF KEY PRINCIPAL TO
         PERSONAL LIABILITY FOR EXCEPTIONS TO NON-RECOURSE LIABILITY

      Key Principal, who has an economic interest in Borrower or who will otherwise obtain a material financial benefit from the Loan, hereby absolutely, unconditionally and irrevocably agrees to pay to Lender, or its assigns, on demand, all amounts for which Borrower is personally liable under Paragraph 9 of the Multifamily Note to which this Acknowledgment is attached (the "Note"). The obligations of Key Principal shall survive any foreclosure proceeding, any foreclosure sale, any delivery of any deed in lieu of foreclosure, and any release of record of the Security Instrument. Lender may pursue its remedies against Key Principal without first exhausting its remedies against the Borrower or the Mortgaged Property. All capitalized terms used but not defined in this Acknowledgment shall have the meanings given to such terms in the Security Instrument. As used in this Acknowledgment, the term "Key Principal" (each if more than one) shall mean only those individuals or entities that execute this Acknowledgment.

      The obligations of Key Principal shall be performed without demand by Lender and shall be unconditional irrespective of the genuineness, validity, or enforceability of the Note, or any other Loan Document, and without regard to any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Key Principal hereby waives the benefit of all principles or provisions of law, which are or might be in conflict with the terms of this Acknowledgment, and agrees that Key Principal's obligations shall not be affected by any circumstances which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Key Principal hereby waives the benefits of any right of discharge and all other rights under any and all statutes or other laws relating to guarantors or sureties, to the fullest extent permitted by law, diligence in collecting the Indebtedness, presentment, demand for payment, protest, all notices with respect to the Note including this Acknowledgment, which may be required by statute, rule of law or otherwise to preserve Lender's rights against Key Principal under this Acknowledgment, including notice of acceptance, notice of any amendment of the Loan Documents, notice of the occurrence of any default or Event of Default, notice of intent to accelerate, notice of acceleration, notice of dishonor, notice of foreclosure, notice of protest, notice of the incurring by Borrower of any obligation or indebtedness and all rights to require Lender to (a) proceed against Borrower,
(b) proceed against any general partner of Borrower, (c) proceed against or exhaust any collateral held by Lender to secure the repayment of the Indebtedness, or (d) if Borrower is a partnership, pursue any other remedy it may have against Borrower, or any general partner of Borrower. In addition, Key Principal waives the benefit of any right to discharge under Chapter 34 of the Texas Business and Commerce Code and all other rights of sureties and guarantors thereunder.

      At any time without notice to Key Principal, and without affecting the liability of Key Principal hereunder, (a) the time for payment of the principal of or interest on the Indebtedness may be extended or the Indebtedness may be renewed in whole or in part; (b) the time for Borrower's performance of or compliance with any covenant or agreement contained in the Note, or any other Loan Document, whether presently existing or hereinafter entered into, may be extended or such performance or compliance may be waived; (c) the maturity of the Indebtedness may be accelerated as provided in the Note or any other Loan Document; (d) the Note or any other Loan Document may be modified or amended by Lender and Borrower in any respect, including an increase in the principal amount; and (e) any security for the Indebtedness may be modified, exchanged, surrendered or otherwise dealt with or additional security may be pledged or mortgaged for the Indebtedness.

      Key Principal acknowledges that Key Principal has received a copy of the Note and all other Loan Documents. Neither this Acknowledgment nor any of its provisions may be waived, modified, amended, discharged, or terminated except by an agreement in writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in that agreement. Key Principal agrees to notify Lender (in the manner for giving notices provided in Section 31 of the Security Instrument) of any change of Key Principal's address within 10 Business Days after such change of address occurs. Any notices to Key Principal shall be given in the manner provided in Section 31 of the Security Instrument. Key Principal agrees to be bound by Paragraphs 20 and 21 of the Note.

      THIS ACKNOWLEDGMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      THIS ACKNOWLEDGMENT IS AN INSTRUMENT SEPARATE FROM, AND NOT A PART OF, THE NOTE. BY SIGNING THIS ACKNOWLEDGMENT, KEY PRINCIPAL DOES NOT INTEND TO BECOME AN ACCOMMODATION PARTY TO, OR AN ENDORSER OF, THE NOTE.




                   [REST OF PAGE INTENTIONALLY LEFT BLANK]

      IN  WITNESS   WHEREOF,   Key  Principal  has  signed  and  delivered  this
Acknowledgment or has caused this Acknowledgment to be signed and delivered by its duly authorized representative.

                                    KEY PRINCIPAL

                                    AIMCO PROPERTIES, L.P.
                                    a Delaware limited partnership
                                    Sole Member

                                    By:   AIMCO-GP, INC.
                                          a Delaware corporation
                                          General Partner

                                          By:   /s/Patti K. Fielding
                                          Name: Patti K. Fielding
                                          Title: Executive Vice President

                                    Address: Tower Two, 2000 Colorado
                                             Boulevard
                                             Suite 2-1000
                                             Denver, Colorado 80222

                                    Employer ID No.:  84-1275621

                                                               Exhibit 10TT b)
Prepared by, and after recording
return to:
Amy B. Connelly, Esq.
Krooth & Altman LLP
1850 M Street, NW, Suite 400
Washington, DC 20036










                           MULTIFAMILY DEED OF TRUST,
                               ASSIGNMENT OF RENTS
                  AND SECURITY AGREEMENT AND FIXTURE FILING

                                     (TEXAS)

                                TABLE OF CONTENTS

                                                                            PAGE

1.    DEFINITIONS............................................................1

2.    UNIFORM COMMERCIAL CODE SECURITY AGREEMENT.............................6

3.    ASSIGNMENT OF RENTS; APPOINTMENT OF RECEIVER; LENDER IN POSSESSION.....7

4.    ASSIGNMENT OF LEASES; LEASES AFFECTING THE MORTGAGED PROPERTY..........9

5.    PAYMENT  OF  INDEBTEDNESS;   PERFORMANCE   UNDER  LOAN  DOCUMENTS;
      PREPAYMENT PREMIUM....................................................11

6.    EXCULPATION...........................................................11

7.    DEPOSITS FOR TAXES, INSURANCE AND OTHER CHARGES.......................12

8.    COLLATERAL AGREEMENTS.................................................13

9.    APPLICATION OF PAYMENTS...............................................13

10.   COMPLIANCE WITH LAWS..................................................13

11.   USE OF PROPERTY.......................................................14

12.   PROTECTION OF LENDER'S SECURITY.......................................14

13.   INSPECTION............................................................14

14.   BOOKS AND RECORDS; FINANCIAL REPORTING................................14

15.   TAXES; OPERATING EXPENSES.............................................16

16.   LIENS; ENCUMBRANCES...................................................17

17.   PRESERVATION, MANAGEMENT AND MAINTENANCE OF MORTGAGED PROPERTY........17

18.   ENVIRONMENTAL HAZARDS.................................................18

19.   PROPERTY AND LIABILITY INSURANCE......................................24

20.   CONDEMNATION..........................................................25

21.   TRANSFERS OF THE MORTGAGED PROPERTY OR INTERESTS IN BORROWER..........26

22.   EVENTS OF DEFAULT.....................................................30

23.   REMEDIES CUMULATIVE...................................................31

24.   FORBEARANCE...........................................................31

25.   INTENTIONALLY DELETED.................................................31

26.   WAIVER OF STATUTE OF LIMITATIONS......................................31

27.   WAIVER OF MARSHALLING.................................................31

28.   FURTHER ASSURANCES....................................................32

29.   ESTOPPEL CERTIFICATE..................................................32

30.   GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE......................32

31.   NOTICE................................................................33

32.   SALE OF NOTE; CHANGE IN SERVICER......................................33

33.   SINGLE ASSET BORROWER.................................................33

34.   SUCCESSORS AND ASSIGNS BOUND..........................................33

35.   JOINT AND SEVERAL LIABILITY...........................................33

36.   RELATIONSHIP OF PARTIES; NO THIRD PARTY BENEFICIARY...................34

37.   SEVERABILITY; AMENDMENTS..............................................34

38.   CONSTRUCTION..........................................................34

39.   LOAN SERVICING........................................................34

40.   DISCLOSURE OF INFORMATION.............................................34

41.   NO CHANGE IN FACTS OR CIRCUMSTANCES...................................35

42.   SUBROGATION...........................................................35

43.   ACCELERATION; REMEDIES................................................35

44.   RELEASE...............................................................39

45.   TRUSTEE...............................................................39

46.   VENDOR'S LIEN; RENEWAL AND EXTENSION........Error! Bookmark not defined.

47.   NO FIDUCIARY DUTY.....................................................39

48.   FIXTURE FILING........................................................40

49.   ADDITIONAL PROVISIONS REGARDING ASSIGNMENT OF RENTS...................40

50.   LOAN CHARGES..........................................................40

51.   PROPERTY AND LIABILITY INSURANCE - DELIVERY OF POLICY TO LENDER.......41

52.   ENTIRE AGREEMENT......................................................41

53.   WAIVER OF TRIAL BY JURY...............................................41

                           MULTIFAMILY DEED OF TRUST,
                               ASSIGNMENT OF RENTS
                      SECURITY AGREEMENT AND FIXTURE FILING


      THIS MULTIFAMILY DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT (the "Instrument") is dated as of the 26th day of June, 2003, by AIMCO COVINGTON POINTE, L.P., a limited partnership organized and existing under the laws of Delaware, whose address is Stanford Place 3, 4582 S. Ulster Street Parkway, Suite 1100, Denver, Colorado 80237, as trustor ("Borrower"), to Todd Rodenberg, as trustee ("Trustee"), for the benefit of KEYCORP REAL ESTATE CAPITAL MARKETS, INC., a corporation organized and existing under the laws of Ohio, whose address is 127 Public Square, Cleveland, Ohio 44114, as beneficiary ("Lender").

      Borrower, in consideration of the Indebtedness and the trust created by this Instrument, irrevocably grants, conveys and assigns to Trustee, in trust, with power of sale, the Mortgaged Property, including the Land located in Dallas County, State of Texas and described in Exhibit A attached to this Instrument. To have and to hold the Mortgaged Property unto Trustee, Trustee's successor in trust and Trustee's assigns forever.

      TO SECURE TO LENDER the repayment of the Indebtedness evidenced by Borrower's Multifamily Note payable to Lender, dated as of the date of this Instrument, and maturing on July 1, 2010, in the principal amount of $6,000,000.00, and all renewals, extensions and modifications of the Indebtedness, and the performance of the covenants and agreements of Borrower contained in the Loan Documents.

      Borrower warrants and represents that Borrower is lawfully seized of the Mortgaged Property and has the right, power and authority to grant, convey and assign the Mortgaged Property, and that the Mortgaged Property is unencumbered. Borrower covenants that Borrower will warrant and defend generally the title to the Mortgaged Property against all claims and demands, subject to any easements and restrictions listed in a schedule of exceptions to coverage in any title insurance policy issued to Lender contemporaneously with the execution and recordation of this Instrument and insuring Lender's interest in the Mortgaged Property.

Covenants. Borrower and Lender covenant and agree as follows:

      1.....DEFINITIONS.  The  following  terms,  when  used in this  Instrument
(including when used in the above recitals), shall have the following meanings:

      (a)..."Borrower" means all persons or entities identified as "Borrower" in the first paragraph of this Instrument, together with their successors and assigns.

      (b)..."Collateral Agreement" means any separate agreement between Borrower and Lender for the purpose of establishing replacement reserves for the Mortgaged Property, establishing a fund to assure completion of repairs or improvements specified in that agreement, or assuring reduction of the outstanding principal balance of the Indebtedness if the occupancy of or income from the Mortgaged Property does not increase to a level specified in that agreement, or any other agreement or agreements between Borrower and Lender which provide for the establishment of any other fund, reserve or account.

      (c)..."Environmental   Permit"  means  any  permit,   license,   or  other
authorization issued under any Hazardous Materials Law with respect to any activities or businesses conducted on or in relation to the Mortgaged Property.

      (d)..."Event  of  Default"  means the  occurrence  of any event  listed in
Section 22.

      (e)..."Fixtures" means all property which is so attached to the Land or the Improvements as to constitute a fixture under applicable law, including: machinery, equipment, engines, boilers, incinerators, installed building materials; systems and equipment for the purpose of supplying or distributing heating, cooling, electricity, gas, water, air, or light; antennas, cable, wiring and conduits used in connection with radio, television, security, fire prevention, or fire detection or otherwise used to carry electronic signals; telephone systems and equipment; elevators and related machinery and equipment; fire detection, prevention and extinguishing systems and apparatus; security and access control systems and apparatus; plumbing systems; water heaters, ranges, stoves, microwave ovens, refrigerators, dishwashers, garbage disposers, washers, dryers and other appliances; light fixtures, awnings, storm windows and storm doors; pictures, screens, blinds, shades, curtains and curtain rods; mirrors; cabinets, paneling, rugs and floor and wall coverings; fences, trees and plants; swimming pools; and exercise equipment.

      (f)..."Governmental Authority" means any board, commission, department or body of any municipal, county, state or federal governmental unit, or any subdivision of any of them, that has or acquires jurisdiction over the Mortgaged Property or the use, operation or improvement of the Mortgaged Property.

      (g)..."Hazardous Materials" means petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; explosives; flammable materials; radioactive materials; polychlorinated biphenyls ("PCBs") and compounds containing them; lead and lead-based paint; asbestos or asbestos-containing materials in any form that is or could become friable; underground or above-ground storage tanks, whether empty or containing any substance; any substance the presence of which on the Mortgaged Property is prohibited by any federal, state or local authority; any substance that requires special handling; and any other material or substance now or in the future defined as a "hazardous substance," "hazardous material," "hazardous waste," "toxic substance," "toxic pollutant," "contaminant," or "pollutant" within the meaning of any Hazardous Materials Law.

      (h)..."Hazardous Materials Laws" means all federal, state, and local laws, ordinances and regulations and standards, rules, policies and other governmental requirements, administrative rulings and court judgments and decrees in effect now or in the future and including all amendments, that relate to Hazardous
Materials and apply to Borrower or to the Mortgaged Property. Hazardous Materials Laws include, but are not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., the Toxic Substance Control Act, 15 U.S.C. Section 2601, et seq., the Clean Water Act, 33 U.S.C. Section 1251, et seq., and the Hazardous Materials Transportation Act, 49 U.S.C. Section 5101, et seq., and their state analogs.

      (i)..."Impositions"   and   "Imposition   Deposits"   are   defined   in
Section 7(a).

      (j)..."Improvements" means the buildings, structures, improvements, and alterations now constructed or at any time in the future constructed or placed upon the Land, including any future replacements and additions.

      (k)..."Indebtedness" means the principal of, interest on, and all other amounts due at any time under, the Note, this Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances as provided in Section 12 to protect the security of this Instrument.

      (l)...[Intentionally omitted]

      (m)..."Key Principal" means the natural person(s) or entity identified as such at the foot of this Instrument, and any person or entity who becomes a Key Principal after the date of this Instrument and is identified as such in an amendment or supplement to this Instrument.

      (n)..."Land" means the land described in Exhibit A.

      (o)..."Leases" means all present and future leases, subleases, licenses, concessions or grants or other possessory interests now or hereafter in force, whether oral or written, covering or affecting the Mortgaged Property, or any portion of the Mortgaged Property (including proprietary leases or occupancy agreements if Borrower is a cooperative housing corporation), and all modifications, extensions or renewals.

      (p)..."Lender" means the entity identified as "Lender" in the first paragraph of this Instrument and its successors and assigns, or any subsequent holder of the Note.

      (q)..."Loan Documents" means the Note, this Instrument, all guaranties, all indemnity agreements, all Collateral Agreements, O&M Programs, and any other documents now or in the future executed by Borrower, Key Principal, any guarantor or any other person in connection with the loan evidenced by the Note, as such documents may be amended from time to time.

      (r)..."Loan Servicer" means the entity that from time to time is designated by Lender to collect payments and deposits and receive notices under the Note, this Instrument and any other Loan Document, and otherwise to service the loan evidenced by the Note for the benefit of Lender. Unless Borrower receives notice to the contrary, the Loan Servicer is the entity identified as "Lender" in the first paragraph of this Instrument.

      (s)..."Mortgaged Property" means all of Borrower's present and future right, title and interest in and to all of the following:

            (1)   the Land;

            (2)   the Improvements;

            (3)   the Fixtures;

            (4)   the Personalty;

            (5) all current and future rights, including air rights, development rights, zoning rights and other similar rights or interests, easements, tenements, rights-of-way, strips and gores of land, streets, alleys, roads, sewer rights, waters, watercourses, and appurtenances related to or benefitting the Land or the Improvements, or both, and all rights-of-way, streets, alleys and roads which may have been or may in the future be vacated;

            (6) all proceeds paid or to be paid by any insurer of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property, whether or not Borrower obtained the insurance pursuant to Lender's requirement;

            (7) all awards, payments and other compensation made or to be made by any municipal, state or federal authority with respect to the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property, including any awards or settlements resulting from condemnation proceedings or the total or partial taking of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property under the power of eminent domain or otherwise and including any conveyance in lieu thereof;

            (8) all contracts, options and other agreements for the sale of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property entered into by Borrower now or in the future, including cash or securities deposited to secure performance by parties of their obligations;

            (9) all proceeds from the conversion, voluntary or involuntary, of any of the above into cash or liquidated claims, and the right to collect such proceeds;

            (10)  all Rents and Leases;

            (11) all earnings, royalties, accounts receivable, issues and profits from the Land, the Improvements or any other part of the Mortgaged Property, and all undisbursed proceeds of the loan secured by this Instrument and, if Borrower is a cooperative housing corporation, maintenance charges or assessments payable by shareholders or residents;

            (12)  all Imposition Deposits;

            (13) all refunds or rebates of Impositions by any municipal, state or federal authority or insurance company (other than refunds applicable to periods before the real property tax year in which this Instrument is dated);

            (14) all tenant security deposits which have not been forfeited by any tenant under any Lease; and

            (15) all names under or by which any of the above Mortgaged Property may be operated or known, and all trademarks, trade names, and goodwill relating to any of the Mortgaged Property.

      (t) "Note" means the Multifamily Note described on page 1 of this Instrument, including the Acknowledgment and Agreement of Key Principal to Personal Liability for Exceptions to Non-Recourse Liability (if any), and all schedules, riders, allonges and addenda, as such Multifamily Note may be amended from time to time.

      (u) "O&M Program" is defined in Section 18(a).

      (v) "Personalty" means all equipment, inventory, general intangibles which are used now or in the future in connection with the ownership, management or operation of the Land or the Improvements or are located on the Land or in the Improvements, including furniture, furnishings, machinery, building materials, appliances, goods, supplies, tools, books, records (whether in written or electronic form), computer equipment (hardware and software) and other tangible personal property (other than Fixtures) which are used now or in the future in connection with the ownership, management or operation of the Land or the Improvements or are located on the Land or in the Improvements, and any operating agreements relating to the Land or the Improvements, and any surveys, plans and specifications and contracts for architectural, engineering and construction services relating to the Land or the Improvements and all other intangible property and rights relating to the operation of, or used in connection with, the Land or the Improvements, including all governmental permits relating to any activities on the Land.

      (w) "Property Jurisdiction" is defined in Section 30(a).

      (x) "Rents" means all rents (whether from residential or non-residential space), revenues and other income of the Land or the Improvements, including subsidy payments received from any sources (including, but not limited to payments under any Housing Assistance Payments Contract), parking fees, laundry and vending machine income and fees and charges for food, health care and other services provided at the Mortgaged Property, whether now due, past due, or to become due, and deposits forfeited by tenants.

      (y) "Taxes" means all taxes, assessments, vault rentals and other charges, if any, general, special or otherwise, including all assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, will become a lien, on the Land or the Improvements.

      (z) "Transfer" means (A) a sale, assignment, transfer or other disposition (whether voluntary, involuntary or by operation of law); (B) the granting, creating or attachment of a lien, encumbrance or security interest (whether voluntary, involuntary or by operation of law); (C) the issuance or other creation of an ownership interest in a legal entity, including a partnership interest, interest in a limited liability company or corporate stock; (D) the withdrawal, retirement, removal or involuntary resignation of a partner in a partnership or a member or manager in a limited liability company; or (E) the merger, dissolution, liquidation, or consolidation of a legal entity. "Transfer" does not include (i) a conveyance of the Mortgaged Property at a judicial or non-judicial foreclosure sale under this Instrument or (ii) the Mortgaged Property becoming part of a bankruptcy estate by operation of law under the United States Bankruptcy Code. For purposes of defining the term "Transfer," the term "partnership" shall mean a general partnership, a limited partnership, a joint venture and a limited liability partnership, and the term "partner" shall mean a general partner, a limited partner and a joint venturer.

      2. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. This Instrument is also a security agreement under the Uniform Commercial Code for any of the Mortgaged Property which, under applicable law, may be subject to a security interest under the Uniform Commercial Code, whether acquired now or in the future, and all products and cash and non-cash proceeds thereof (collectively, "UCC Collateral"), and Borrower hereby grants to Lender a security interest in the UCC Collateral. Borrower hereby authorizes Lender to file financing statements, continuation statements and financing statement amendments in such form as Lender may require to perfect or continue the perfection of this security interest and Borrower agrees, if Lender so requests, to execute and deliver to Lender such financing statements, continuation statements and amendments. Borrower shall pay all filing costs and all costs and expenses of any record searches for financing statements that Lender may require. Without the prior written consent of Lender, Borrower shall not create or permit to exist any other lien or security interest in any of the UCC Collateral. If an Event of Default has occurred and is continuing, Lender shall have the remedies of a secured party under the Uniform Commercial Code, in addition to all remedies provided by this Instrument or existing under applicable law. In exercising any remedies, Lender may exercise its remedies against the UCC Collateral separately or together, and in any order, without in any way affecting the availability of Lender's other remedies. This Instrument constitutes a financing statement with respect to any part of the Mortgaged Property which is or may become a Fixture.

      3. ASSIGNMENT OF RENTS; APPOINTMENT OF RECEIVER; LENDER IN POSSESSION.

      (a) As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all Rents. It is the intention of Borrower to establish a present, absolute and irrevocable transfer and assignment to Lender of all Rents and to authorize and empower Lender to collect and receive all Rents without the necessity of further action on the part of Borrower. Promptly upon request by Lender, Borrower agrees to execute and deliver such further assignments as Lender may from time to time require. Borrower and Lender intend this assignment of Rents to be immediately effective and to constitute an absolute present assignment and not an assignment for additional security only. For purposes of giving effect to this absolute assignment of Rents, and for no other purpose, Rents shall not be deemed to be a part of the "Mortgaged Property," as that term is defined in Section 1(s). However, if this present, absolute and unconditional assignment of Rents is not enforceable by its terms under the laws of the Property Jurisdiction, then the Rents shall be included as a part of the Mortgaged Property and it is the intention of the Borrower that in this circumstance this Instrument create and perfect a lien on Rents in favor of Lender, which lien shall be effective as of the date of this Instrument.

      (b) After the occurrence of an Event of Default, Borrower authorizes Lender to collect, sue for and compromise Rents and directs each tenant of the Mortgaged Property to pay all Rents to, or as directed by, Lender, and Borrower shall, upon Borrower's receipt of any Rents from any sources (including, but not limited to subsidy payments under any Housing Assistance Payments Contract), pay the total amount of such receipts to the Lender. However, until the occurrence of an Event of Default, Lender hereby grants to Borrower a revocable license to collect and receive all Rents, to hold all Rents in trust for the benefit of Lender and to apply all Rents to pay the installments of interest and principal then due and payable under the Note and the other amounts then due and payable under the other Loan Documents, including Imposition Deposits, and to pay the current costs and expenses of managing, operating and maintaining the Mortgaged Property, including utilities, Taxes and insurance premiums (to the extent not included in Imposition Deposits), tenant improvements and other capital expenditures. So long as no Event of Default has occurred and is continuing, the Rents remaining after application pursuant to the preceding sentence may be retained by Borrower free and clear of, and released from, Lender's rights with respect to Rents under this Instrument. From and after the occurrence of an Event of Default, and without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, or by a receiver, Borrower's license to collect Rents shall automatically terminate and Lender shall without notice be entitled to all Rents as they become due and payable, including Rents then due and unpaid. Borrower shall pay to Lender upon demand all Rents to which Lender is entitled. At any time after the occurrence of an Event of Default, Lender may give, and Borrower hereby irrevocably authorizes Lender to give, notice to all tenants of the Mortgaged Property instructing them to pay all Rents to Lender; provided, however, that the giving of any such notice by Lender shall not affect, in any way, Lender's entitlement to the Rents as of the date on which the Event of Default occurs. No tenant shall be obligated to inquire further as to the occurrence or continuance of an Event of Default, and no tenant shall be obligated to pay to Borrower any amounts which are actually paid to Lender in response to such a notice. Any such notice by Lender shall be delivered to each tenant personally, by mail or by delivering such demand to each rental unit. Borrower shall not interfere with and shall cooperate with Lender's collection of such Rents.

      (c) Borrower represents and warrants to Lender that Borrower has not executed any prior assignment of Rents (other than an assignment of Rents securing indebtedness that will be paid off and discharged with the proceeds of the loan evidenced by the Note), that Borrower has not performed, and Borrower covenants and agrees that it will not perform, any acts and has not executed, and shall not execute, any instrument which would prevent Lender from exercising its rights under this Section 3, and that at the time of execution of this Instrument there has been no anticipation or prepayment of any Rents for more than two months prior to the due dates of such Rents. Borrower shall not collect or accept payment of any Rents more than two months prior to the due dates of such Rents.

      (d) If an Event of Default has occurred and is continuing, Lender may, regardless of the adequacy of Lender's security or the solvency of Borrower and even in the absence of waste, enter upon and take and maintain full control of the Mortgaged Property in order to perform all acts that Lender in its discretion determines to be necessary or desirable for the operation and maintenance of the Mortgaged Property, including the execution, cancellation or modification of Leases, the collection of all Rents, the making of repairs to the Mortgaged Property and the execution or termination of contracts providing for the management, operation or maintenance of the Mortgaged Property, for the purposes of enforcing the assignment of Rents pursuant to Section 3(a), protecting the Mortgaged Property or the security of this Instrument, or for such other purposes as Lender in its discretion may deem necessary or desirable. Alternatively, if an Event of Default has occurred and is continuing, regardless of the adequacy of Lender's security, without regard to Borrower's solvency and without the necessity of giving prior notice (oral or written) to Borrower, Lender may apply to any court having jurisdiction for the appointment of a receiver for the Mortgaged Property to take any or all of the actions set forth in the preceding sentence. If Lender elects to seek the appointment of a receiver for the Mortgaged Property at any time after an Event of Default has occurred and is continuing, Borrower, by its execution of this Instrument, expressly consents to the appointment of such receiver, including the appointment of a receiver ex parte if permitted by applicable law. Lender or the receiver, as the case may be, shall be entitled to receive a reasonable fee for managing the Mortgaged Property. Immediately upon appointment of a receiver or immediately upon the Lender's entering upon and taking possession and control of the Mortgaged Property, Borrower shall surrender possession of the Mortgaged Property to Lender or the receiver, as the case may be, and shall deliver to Lender or the receiver, as the case may be, all documents, records (including records on electronic or magnetic media), accounts, surveys, plans, and specifications relating to the Mortgaged Property and all security deposits and prepaid Rents. In the event Lender takes possession and control of the Mortgaged Property, Lender may exclude Borrower and its representatives from the Mortgaged Property. Borrower acknowledges and agrees that the exercise by Lender of any of the rights conferred under this Section 3 shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and Improvements.

      (e) If Lender enters the Mortgaged Property, Lender shall be liable to account only to Borrower and only for those Rents actually received. Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Mortgaged Property, by reason of any act or omission of Lender under this Section 3, and Borrower hereby releases and discharges Lender from any such liability to the fullest extent permitted by law.

      (f) If the Rents are not sufficient to meet the costs of taking control of and managing the Mortgaged Property and collecting the Rents, any funds expended by Lender for such purposes shall become an additional part of the Indebtedness as provided in Section 12.

      (g) Any entering upon and taking of control of the Mortgaged Property by Lender or the receiver, as the case may be, and any application of Rents as provided in this Instrument shall not cure or waive any Event of Default or invalidate any other right or remedy of Lender under applicable law or provided for in this Instrument.

      4. ASSIGNMENT OF LEASES; LEASES AFFECTING THE MORTGAGED PROPERTY.

      (a) As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all of Borrower's right, title and interest in, to and under the Leases, including Borrower's right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease. It is the intention of Borrower to establish a present, absolute and irrevocable transfer and assignment to Lender of all of Borrower's right, title and interest in, to and under the Leases. Borrower and Lender intend this assignment of the Leases to be immediately effective and to constitute an absolute present assignment and not an assignment for additional security only. For purposes of giving effect to this absolute assignment of the Leases, and for no other purpose, the Leases shall not be deemed to be a part of the "Mortgaged Property," as that term is defined in Section 1(s). However, if this present, absolute and unconditional assignment of the Leases is not enforceable by its terms under the laws of the Property Jurisdiction, then the Leases shall be included as a part of the Mortgaged Property and it is the intention of the Borrower that in this circumstance this Instrument create and perfect a lien on the Leases in favor of Lender, which lien shall be effective as of the date of this Instrument.

      (b) Until the occurrence of an Event of Default, Borrower shall have all rights, power and authority granted to Borrower under any Lease (except as otherwise limited by this Section or any other provision of this Instrument), including the right, power and authority to modify the terms of any Lease or extend or terminate any Lease. Upon the occurrence of an Event of Default, the permission given to Borrower pursuant to the preceding sentence to exercise all rights, power and authority under Leases shall automatically terminate. Borrower shall comply with and observe Borrower's obligations under all Leases, including Borrower's obligations pertaining to the maintenance and disposition of tenant security deposits.

      (c) Borrower acknowledges and agrees that the exercise by Lender, either directly or by a receiver, of any of the rights conferred under this Section 4 shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and the Improvements. The acceptance by Lender of the assignment of the Leases pursuant to Section 4(a) shall not at any time or in any event obligate Lender to take any action under this Instrument or to expend any money or to incur any expenses. Lender shall not be liable in any way for any injury or damage to person or property sustained by any person or persons, firm or corporation in or about the Mortgaged Property. Prior to Lender's actual entry into and taking possession of the Mortgaged Property, Lender shall not (i) be obligated to perform any of the terms, covenants and conditions contained in any Lease (or otherwise have any obligation with respect to any Lease); (ii) be obligated to appear in or defend any action or proceeding relating to the Lease or the Mortgaged Property; or (iii) be responsible for the operation, control, care, management or repair of the Mortgaged Property or any portion of the Mortgaged Property. The execution of this Instrument by Borrower shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Mortgaged Property is and shall be that of Borrower, prior to such actual entry and taking of possession.

      (d) From and after the occurrence of an Event of Default, and without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, by a receiver, or by any other manner or proceeding permitted by the laws of the Property Jurisdiction, Lender immediately shall have all rights, powers and authority granted to Borrower under any Lease, including the right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease.

      (e) Borrower shall, promptly upon Lender's request, deliver to Lender an executed copy of each residential Lease then in effect. All Leases for residential dwelling units shall be on forms approved by Lender, shall be for initial terms of at least six months and not more than two years, and shall not include options to purchase. If customary in the applicable market, residential Leases with terms of less than six months may be permitted with Lender's prior written consent.

      (f) Borrower shall not lease any portion of the Mortgaged Property for non-residential use except with the prior written consent of Lender and Lender's prior written approval of the Lease agreement. Borrower shall not modify the terms of, or extend or terminate, any Lease for non-residential use (including any Lease in existence on the date of this Instrument) without the prior written consent of Lender. Borrower shall, without request by Lender, deliver an executed copy of each non-residential Lease to Lender promptly after such Lease is signed. All non-residential Leases, including renewals or extensions of existing Leases, shall specifically provide that (1) such Leases are subordinate to the lien of this Instrument (unless waived in writing by Lender); (2) the tenant shall attorn to Lender and any purchaser at a foreclosure sale, such attornment to be self-executing and effective upon acquisition of title to the Mortgaged Property by any purchaser at a foreclosure sale or by Lender in any manner; (3) the tenant agrees to execute such further evidences of attornment as Lender or any purchaser at a foreclosure sale may from time to time request; (4) the Lease shall not be terminated by foreclosure or any other transfer of the Mortgaged Property; (5) after a foreclosure sale of the Mortgaged Property, Lender or any other purchaser at such foreclosure sale may, at Lender's or such purchaser's option, accept or terminate such Lease; and (6) the tenant shall, upon receipt after the occurrence of an Event of Default of a written request from Lender, pay all Rents payable under the Lease to Lender.

      (g) Borrower shall not receive or accept Rent under any Lease (whether residential or non-residential) for more than two months in advance.

      5. PAYMENT OF INDEBTEDNESS; PERFORMANCE UNDER LOAN DOCUMENTS; PREPAYMENT PREMIUM. Borrower shall pay the Indebtedness when due in accordance with the terms of the Note and the other Loan Documents and shall perform, observe and comply with all other provisions of the Note and the other Loan Documents. Borrower shall pay a prepayment premium in connection with certain prepayments of the Indebtedness, including a payment made after Lender's exercise of any right of acceleration of the Indebtedness, as provided in the Note.

      6. EXCULPATION. Borrower's personal liability for payment of the Indebtedness and for performance of the other obligations to be performed by it under this Instrument is limited in the manner, and to the extent, provided in the Note.

      7. DEPOSITS FOR TAXES, INSURANCE AND OTHER CHARGES.

      (a) Borrower shall deposit with Lender on the day monthly installments of principal or interest, or both, are due under the Note (or on another day designated in writing by Lender), until the Indebtedness is paid in full, an additional amount sufficient to accumulate with Lender the entire sum required to pay, when due (1) any water and sewer charges which, if not paid, may result in a lien on all or any part of the Mortgaged Property, (2) the premiums for fire and other hazard insurance, rent loss insurance and such other insurance as Lender may require under Section 19, (3) Taxes, and (4) amounts for other charges and expenses which Lender at any time reasonably deems necessary to protect the Mortgaged Property, to prevent the imposition of liens on the Mortgaged Property, or otherwise to protect Lender's interests, all as reasonably estimated from time to time by Lender. The amounts deposited under the preceding sentence are collectively referred to in this Instrument as the "Imposition Deposits". The obligations of Borrower for which the Imposition
Deposits are required are collectively referred to in this Instrument as "Impositions". The amount of the Imposition Deposits shall be sufficient to enable Lender to pay each Imposition before the last date upon which such payment may be made without any penalty or interest charge being added. Lender shall maintain records indicating how much of the monthly Imposition Deposits and how much of the aggregate Imposition Deposits held by Lender are held for the purpose of paying Taxes, insurance premiums and each other obligation of Borrower for which Imposition Deposits are required. Any waiver by Lender of the requirement that Borrower remit Imposition Deposits to Lender may be revoked by Lender, in Lender's discretion, at any time upon notice to Borrower.

      (b) Imposition Deposits shall be held in an institution (which may be Lender, if Lender is such an institution) whose deposits or accounts are insured or guaranteed by a federal agency. Lender shall not be obligated to open additional accounts or deposit Imposition Deposits in additional institutions when the amount of the Imposition Deposits exceeds the maximum amount of the federal deposit insurance or guaranty. Lender shall apply the Imposition Deposits to pay Impositions so long as no Event of Default has occurred and is continuing. Unless applicable law requires, Lender shall not be required to pay Borrower any interest, earnings or profits on the Imposition Deposits. Borrower hereby pledges and grants to Lender a security interest in the Imposition Deposits as additional security for all of Borrower's obligations under this Instrument and the other Loan Documents. Any amounts deposited with Lender under this Section 7 shall not be trust funds, nor shall they operate to reduce the Indebtedness, unless applied by Lender for that purpose under Section 7(e).

      (c) If Lender receives a bill or invoice for an Imposition, Lender shall pay the Imposition from the Imposition Deposits held by Lender. Lender shall have no obligation to pay any Imposition to the extent it exceeds Imposition Deposits then held by Lender. Lender may pay an Imposition according to any bill, statement or estimate from the appropriate public office or insurance company without inquiring into the accuracy of the bill, statement or estimate or into the validity of the Imposition.

      (d) If at any time the amount of the Imposition Deposits held by Lender for payment of a specific Imposition exceeds the amount reasonably deemed necessary by Lender, the excess shall be credited against future installments of Imposition Deposits. If at any time the amount of the Imposition Deposits held by Lender for payment of a specific Imposition is less than the amount reasonably estimated by Lender to be necessary, Borrower shall pay to Lender the amount of the deficiency within 15 days after notice from Lender.

      (e) If an Event of Default has occurred and is continuing, Lender may apply any Imposition Deposits, in any amounts and in any order as Lender determines, in Lender's discretion, to pay any Impositions or as a credit against the Indebtedness. Upon payment in full of the Indebtedness, Lender shall refund to Borrower any Imposition Deposits held by Lender.

      8. COLLATERAL AGREEMENTS. Borrower shall deposit with Lender such amounts as may be required by any Collateral Agreement and shall perform all other obligations of Borrower under each Collateral Agreement.

      9. APPLICATION OF PAYMENTS. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, then Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Neither Lender's acceptance of an amount which is less than all amounts then due and payable nor Lender's application of such payment in the manner authorized shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction. Notwithstanding the application of any such amount to the Indebtedness,
Borrower's   obligations  under  this  Instrument  and  the  Note  shall  remain unchanged.

      10. COMPLIANCE WITH LAWS. Borrower shall comply with all laws, ordinances, regulations and requirements of any Governmental Authority and all recorded lawful covenants and agreements relating to or affecting the Mortgaged Property, including all laws, ordinances, regulations, requirements and covenants pertaining to health and safety, construction of improvements on the Mortgaged Property, fair housing, zoning and land use, and Leases. Borrower also shall comply with all applicable laws that pertain to the maintenance and disposition of tenant security deposits. Borrower shall at all times maintain records sufficient to demonstrate compliance with the provisions of this Section 10. Borrower shall take appropriate measures to prevent, and shall not engage in or knowingly permit, any illegal activities at the Mortgaged Property that could endanger tenants or visitors, result in damage to the Mortgaged Property, result in forfeiture of the Mortgaged Property, or otherwise materially impair the lien created by this Instrument or Lender's interest in the Mortgaged Property. Borrower represents and warrants to Lender that no portion of the Mortgaged Property has been or will be purchased with the proceeds of any illegal activity.

      11. USE OF PROPERTY. Unless required by applicable law, Borrower shall not
(a) except for any change in use  approved by Lender,  allow  changes in the use for which all or any part of the Mortgaged Property is being used at the time this Instrument was executed, (b) convert any individual dwelling units or common areas to commercial use, (c) initiate or acquiesce in a change in the zoning classification of the Mortgaged Property, or (d) establish any condominium or cooperative regime with respect to the Mortgaged Property.

      12. PROTECTION OF LENDER'S SECURITY.

      (a) If Borrower fails to perform any of its obligations under this Instrument or any other Loan Document, or if any action or proceeding is commenced which purports to affect the Mortgaged Property, Lender's security or Lender's rights under this Instrument, including eminent domain, insolvency, code enforcement, civil or criminal forfeiture, enforcement of Hazardous Materials Laws, fraudulent conveyance or reorganizations or proceedings involving a bankrupt or decedent, then Lender at Lender's option may make such appearances, disburse such sums and take such actions as Lender reasonably deems necessary to perform such obligations of Borrower and to protect Lender's interest, including (1) payment of fees and out-of-pocket expenses of attorneys, accountants, inspectors and consultants, (2) entry upon the Mortgaged Property to make repairs or secure the Mortgaged Property, (3) procurement of the insurance required by Section 19, and (4) payment of amounts which Borrower has failed to pay under Sections 15 and 17.

      (b) Any amounts disbursed by Lender under this Section 12, or under any other provision of this Instrument that treats such disbursement as being made under this Section 12, shall be added to, and become part of, the principal component of the Indebtedness, shall be immediately due and payable and shall bear interest from the date of disbursement until paid at the "Default Rate", as defined in the Note.

      (c) Nothing in this Section 12 shall require Lender to incur any expense or take any action.

      13. INSPECTION. Lender, its agents, representatives, and designees may make or cause to be made entries upon and inspections of the Mortgaged Property (including environmental inspections and tests) during normal business hours, or at any other reasonable time.

      14. BOOKS AND RECORDS; FINANCIAL REPORTING.

      (a) Borrower shall keep and maintain at all times at the Mortgaged Property or the management agent's offices, and upon Lender's request shall make available at the Mortgaged Property, complete and accurate books of account and records (including copies of supporting bills and invoices) adequate to reflect correctly the operation of the Mortgaged Property, and copies of all written contracts, Leases, and other instruments which affect the Mortgaged Property. The books, records, contracts, Leases and other instruments shall be subject to examination and inspection at any reasonable time by Lender.

      (b) Borrower shall furnish to Lender all of the following:

            (1) within 120 days after the end of each fiscal year of Borrower, a statement of income and expenses for Borrower's operation of the Mortgaged Property for that fiscal year, a statement of changes in financial position of Borrower relating to the Mortgaged Property for that fiscal year and, when requested by Lender, a balance sheet showing all assets and liabilities of Borrower relating to the Mortgaged Property as of the end of that fiscal year;

            (2) within 120 days after the end of each fiscal year of Borrower, and at any other time upon Lender's request, a rent schedule for the Mortgaged Property showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable for the current month, the date through which rent has been paid, and any related information requested by Lender;

            (3) within 120 days after the end of each fiscal year of Borrower, and at any other time upon Lender's request, an accounting of all security deposits held pursuant to all Leases, including the name of the institution (if any) and the names and identification numbers of the accounts (if any) in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to access information regarding such accounts;

            (4) within 120 days after the end of each fiscal year of Borrower, and at any other time upon Lender's request, a statement that identifies all owners of any interest in Borrower and the interest held by each, if Borrower is a corporation, all officers and directors of Borrower, and if Borrower is a limited liability company, all managers who are not members;

            (5) upon Lender's request, a monthly property management report for the Mortgaged Property, showing the number of inquiries made and rental applications received from tenants or prospective tenants and deposits received from tenants and any other information requested by Lender;

            (6) upon Lender's request, a balance sheet, a statement of income and expenses for Borrower and a statement of changes in financial position of Borrower for Borrower's most recent fiscal year; and

            (7) if required by Lender, a statement of income and expense for the Mortgaged Property for the prior month or quarter.

      (c) Each of the statements, schedules and reports required by Section 14(b) shall be certified to be complete and accurate by an individual having authority to bind Borrower, and shall be in such form and contain such detail as Lender may reasonably require. Lender also may require that any statements, schedules or reports be audited at Borrower's expense by independent certified public accountants acceptable to Lender.

      (d) If Borrower fails to provide in a timely manner the statements, schedules and reports required by Section 14(b), Lender shall have the right to have Borrower's books and records audited, at Borrower's expense, by independent certified public accountants selected by Lender in order to obtain such statements, schedules and reports, and all related costs and expenses of Lender shall become immediately due and payable and shall become an additional part of the Indebtedness as provided in Section 12.

      (e) If an Event of Default has occurred and is continuing, Borrower shall deliver to Lender upon written demand all books and records relating to the Mortgaged Property or its operation.

      (f) Borrower authorizes Lender to obtain a credit report on Borrower at any time.

      (g) If an Event of Default has occurred and Lender has not previously required Borrower to furnish a quarterly statement of income and expense for the Mortgaged Property, Lender may require Borrower to furnish such a statement within 45 days after the end of each fiscal quarter of Borrower following such Event of Default.

      15. TAXES; OPERATING EXPENSES.

      (a) Subject to the provisions of Section 15(c) and Section 15(d), Borrower shall pay, or cause to be paid, all Taxes when due and before the addition of any interest, fine, penalty or cost for nonpayment.

      (b) Subject to the provisions of Section 15(c), Borrower shall pay the expenses of operating, managing, maintaining and repairing the Mortgaged
Property (including insurance premiums, utilities, repairs and replacements) before the last date upon which each such payment may be made without any penalty or interest charge being added.

      (c) As long as no Event of Default exists and Borrower has timely delivered to Lender any bills or premium notices that it has received, Borrower shall not be obligated to pay Taxes, insurance premiums or any other individual Imposition to the extent that sufficient Imposition Deposits are held by Lender for the purpose of paying that specific Imposition. If an Event of Default exists, Lender may exercise any rights Lender may have with respect to Imposition Deposits without regard to whether Impositions are then due and payable. Lender shall have no liability to Borrower for failing to pay any Impositions to the extent that any Event of Default has occurred and is continuing, insufficient Imposition Deposits are held by Lender at the time an Imposition becomes due and payable or Borrower has failed to provide Lender with bills and premium notices as provided above.

      (d) Borrower, at its own expense, may contest by appropriate legal proceedings, conducted diligently and in good faith, the amount or validity of any Imposition other than insurance premiums, if (1) Borrower notifies Lender of the commencement or expected commencement of such proceedings, (2) the Mortgaged Property is not in danger of being sold or forfeited, (3) Borrower deposits with Lender reserves sufficient to pay the contested Imposition, if requested by Lender, and (4) Borrower furnishes whatever additional security is required in the proceedings or is reasonably requested by Lender, which may include the delivery to Lender of the reserves established by Borrower to pay the contested Imposition.

      (e) Borrower shall promptly deliver to Lender a copy of all notices of, and invoices for, Impositions, and if Borrower pays any Imposition directly, Borrower shall promptly furnish to Lender receipts evidencing such payments.

      16. LIENS; ENCUMBRANCES. Borrower acknowledges that, to the extent provided in Section 21, the grant, creation or existence of any mortgage, deed of trust, deed to secure debt, security interest or other lien or encumbrance (a "Lien") on the Mortgaged Property (other than the lien of this Instrument) or on certain ownership interests in Borrower, whether voluntary, involuntary or by operation of law, and whether or not such Lien has priority over the lien of this Instrument, is a "Transfer" which constitutes an Event of Default.

      17. PRESERVATION, MANAGEMENT AND MAINTENANCE OF MORTGAGED PROPERTY.

      (a) Borrower (1) shall not commit waste or permit impairment or deterioration of the Mortgaged Property, (2) shall not abandon the Mortgaged Property, (3) shall restore or repair promptly, in a good and workmanlike manner, any damaged part of the Mortgaged Property to the equivalent of its original condition, or such other condition as Lender may approve in writing, whether or not insurance proceeds or condemnation awards are available to cover any costs of such restoration or repair, (4) shall keep the Mortgaged Property in good repair, including the replacement of Personalty and Fixtures with items of equal or better function and quality, (5) shall provide for professional management of the Mortgaged Property by a residential rental property manager satisfactory to Lender under a contract approved by Lender in writing, and (6) shall give notice to Lender of and, unless otherwise directed in writing by Lender, shall appear in and defend any action or proceeding purporting to affect the Mortgaged Property, Lender's security or Lender's rights under this Instrument. Borrower shall not (and shall not permit any tenant or other person to) remove, demolish or alter the Mortgaged Property or any part of the Mortgaged Property except in connection with the replacement of tangible Personalty.

      (b) If, in connection with the making of the loan evidenced by the Note or at any later date, Lender waives in writing the requirement of Section 17(a)(5) above that Borrower enter into a written contract for management of the Mortgaged Property and if, after the date of this Instrument, Borrower intends to change the management of the Mortgaged Property, Lender shall have the right to approve such new property manager and the written contract for the management of the Mortgaged Property and require that Borrower and such new property manager enter into an Assignment of Management Agreement on a form approved by Lender. If required by Lender (whether before or after an Event of Default), Borrower will cause any Affiliate of Borrower to whom fees are payable for the management of the Mortgaged Property to enter into an agreement with Lender, in a form approved by Lender, providing for subordination of those fees and such other provisions as Lender may require. "Affiliate of Borrower" means any corporation, partnership, joint venture, limited liability company, limited liability partnership, trust or individual controlled by, under common control with, or which controls Borrower (the term "control" for these purposes shall mean the ability, whether by the ownership of shares or other equity interests, by contract or otherwise, to elect a majority of the directors of a corporation, to make management decisions on behalf of, or independently to select the managing partner of, a partnership, or otherwise to have the power independently to remove and then select a majority of those individuals exercising managerial authority over an entity, and control shall be conclusively presumed in the case of the ownership of 50% or more of the equity interests).

      18. ENVIRONMENTAL HAZARDS.

      (a) Except for matters covered by a written program of operations and maintenance approved in writing by Lender (an "O&M Program") or matters described in Section 18(b), Borrower shall not cause or permit any of the following:

            (1) the presence, use, generation, release, treatment, processing, storage (including storage in above ground and underground storage tanks), handling, or disposal of any Hazardous Materials on or under the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property;

            (2) the transportation of any Hazardous Materials to, from, or across the Mortgaged Property;

            (3) any occurrence or condition on the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property, which occurrence or condition is or may be in violation of Hazardous Materials Laws; or

            (4) any violation of or noncompliance with the terms of any Environmental Permit with respect to the Mortgaged Property or any property of Borrower that is adjacent to the Mortgaged Property.

The matters described in clauses (1) through (4) above are referred to collectively in this Section 18 as "Prohibited Activities or Conditions".

      (b) Prohibited Activities and Conditions shall not include the safe and lawful use and storage of quantities of (1) pre-packaged supplies, cleaning materials and petroleum products customarily used in the operation and maintenance of comparable multifamily properties, (2) cleaning materials, personal grooming items and other items sold in pre-packaged containers for consumer use and used by tenants and occupants of residential dwelling units in the Mortgaged Property; and (3) petroleum products used in the operation and maintenance of motor vehicles from time to time located on the Mortgaged Property's parking areas, so long as all of the foregoing are used, stored, handled, transported and disposed of in compliance with Hazardous Materials Laws.

      (c) Borrower shall take all commercially reasonable actions (including the inclusion of appropriate provisions in any Leases executed after the date of this Instrument) to prevent its employees, agents, and contractors, and all tenants and other occupants from causing or permitting any Prohibited Activities or Conditions. Borrower shall not lease or allow the sublease or use of all or any portion of the Mortgaged Property to any tenant or subtenant for nonresidential use by any user that, in the ordinary course of its business, would cause or permit any Prohibited Activity or Condition.

      (d) If an O&M Program has been established with respect to Hazardous Materials, Borrower shall comply in a timely manner with, and cause all employees, agents, and contractors of Borrower and any other persons present on the Mortgaged Property to comply with the O&M Program. All costs of performance of Borrower's obligations under any O&M Program shall be paid by Borrower, and Lender's out-of-pocket costs incurred in connection with the monitoring and review of the O&M Program and Borrower's performance shall be paid by Borrower upon demand by Lender. Any such out-of-pocket costs of Lender which Borrower fails to pay promptly shall become an additional part of the Indebtedness as provided in Section 12.

      (e) Borrower represents and warrants to Lender that, except as previously disclosed by Borrower to Lender in writing:

            (1) Borrower has not at any time engaged in, caused or permitted any Prohibited Activities or Conditions;

            (2) to the best of Borrower's knowledge after reasonable and diligent inquiry, no Prohibited Activities or Conditions exist or have existed;

            (3) except to the extent previously disclosed by Borrower to Lender in writing, the Mortgaged Property does not now contain any underground storage tanks, and, to the best of Borrower's knowledge after reasonable and diligent inquiry, the Mortgaged Property has not contained any underground storage tanks in the past. If there is an underground storage tank located on the Property which has been previously disclosed by Borrower to Lender in writing, that tank complies with all requirements of Hazardous Materials Laws;

            (4) Borrower has complied with all Hazardous Materials Laws, including all requirements for notification regarding releases of Hazardous Materials. Without limiting the generality of the foregoing, Borrower has obtained all Environmental Permits required for the operation of the Mortgaged Property in accordance with Hazardous Materials Laws now in effect and all such Environmental Permits are in full force and effect;

            (5) no event has occurred with respect to the Mortgaged Property that constitutes, or with the passing of time or the giving of notice would constitute, noncompliance with the terms of any Environmental Permit;

            (6) there are no actions, suits, claims or proceedings pending or, to the best of Borrower's knowledge after reasonable and diligent inquiry, threatened that involve the Mortgaged Property and allege, arise out of, or relate to any Prohibited Activity or Condition; and

            (7) Borrower has not received any complaint, order, notice of violation or other communication from any Governmental Authority with regard to air emissions, water discharges, noise emissions or Hazardous Materials, or any other environmental, health or safety matters affecting the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property.

The representations and warranties in this Section 18 shall be continuing representations and warranties that shall be deemed to be made by Borrower throughout the term of the loan evidenced by the Note, until the Indebtedness has been paid in full.

      (f) Borrower shall promptly notify Lender in writing upon the occurrence of any of the following events:

            (1)   Borrower's discovery of any Prohibited Activity or Condition;

            (2) Borrower's receipt of or knowledge of any complaint, order, notice of violation or other communication from any Governmental Authority or other person with regard to present or future alleged Prohibited Activities or Conditions or any other environmental, health or safety matters affecting the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property; and

            (3) any representation or warranty in this Section 18 becomes untrue after the date of this Agreement.

Any such notice given by Borrower shall not relieve Borrower of, or result in a waiver of, any obligation under this Instrument, the Note, or any other Loan Document.

      (g) Borrower shall pay promptly the costs of any environmental inspections, tests or audits ("Environmental Inspections") required by Lender in connection with any foreclosure or deed in lieu of foreclosure, or as a condition of Lender's consent to any Transfer under Section 21, or required by Lender following a reasonable determination by Lender that Prohibited Activities or Conditions may exist. Any such costs incurred by Lender (including the fees and out-of-pocket costs of attorneys and technical consultants whether incurred in connection with any judicial or administrative process or otherwise) which Borrower fails to pay promptly shall become an additional part of the Indebtedness as provided in Section 12. The results of all Environmental Inspections made by Lender shall at all times remain the property of Lender and Lender shall have no obligation to disclose or otherwise make available to Borrower or any other party such results or any other information obtained by Lender in connection with its Environmental Inspections. Lender hereby reserves the right, and Borrower hereby expressly authorizes Lender, to make available to any party, including any prospective bidder at a foreclosure sale of the Mortgaged Property, the results of any Environmental Inspections made by Lender with respect to the Mortgaged Property. Borrower consents to Lender notifying any party (either as part of a notice of sale or otherwise) of the results of any of Lender's Environmental Inspections. Borrower acknowledges that Lender cannot control or otherwise assure the truthfulness or accuracy of the results of any of its Environmental Inspections and that the release of such results to prospective bidders at a foreclosure sale of the Mortgaged Property may have a material and adverse effect upon the amount which a party may bid at such sale. Borrower agrees that Lender shall have no liability whatsoever as a result of delivering the results of any of its Environmental Inspections to any third party, and Borrower hereby releases and forever discharges Lender from any and all claims, damages, or causes of action, arising out of, connected with or incidental to the results of, the delivery of any of Lender's Environmental Inspections.

      (h) If any investigation, site monitoring, containment, clean-up, restoration or other remedial work ("Remedial Work") is necessary to comply with any Hazardous Materials Law or order of any Governmental Authority that has or acquires jurisdiction over the Mortgaged Property or the use, operation or improvement of the Mortgaged Property under any Hazardous Materials Law, Borrower shall, by the earlier of (1) the applicable deadline required by Hazardous Materials Law or (2) 30 days after notice from Lender demanding such action, begin performing the Remedial Work, and thereafter diligently prosecute it to completion, and shall in any event complete the work by the time required by applicable Hazardous Materials Law. If Borrower fails to begin on a timely basis or diligently prosecute any required Remedial Work, Lender may, at its option, cause the Remedial Work to be completed, in which case Borrower shall reimburse Lender on demand for the cost of doing so. Any reimbursement due from Borrower to Lender shall become part of the Indebtedness as provided in Section 12.

      (i) Borrower shall cooperate with any inquiry by any Governmental Authority and shall comply with any governmental or judicial order which arises from any alleged Prohibited Activity or Condition.

      (j) Borrower shall indemnify, hold harmless and defend (i) Lender, (ii) any prior owner or holder of the Note, (iii) the Loan Servicer, (iv) any prior Loan Servicer, (v) the officers, directors, shareholders, partners, employees and trustees of any of the foregoing, and (vi) the heirs, legal representatives, successors and assigns of each of the foregoing (collectively, the "Indemnitees") from and against all proceedings, claims, damages, penalties and costs (whether initiated or sought by Governmental Authorities or private parties), including fees and out-of-pocket expenses of attorneys and expert witnesses, investigatory fees, and remediation costs, whether incurred in connection with any judicial or administrative process or otherwise, arising directly or indirectly from any of the following:

            (1) any breach of any representation or warranty of Borrower in this Section 18;

            (2) any failure by Borrower to perform any of its obligations under this Section 18;

            (3) the existence or alleged existence of any Prohibited Activity or Condition;

            (4) the presence or alleged presence of Hazardous Materials on or under the Mortgaged Property or any property of Borrower that is adjacent to the Mortgaged Property; and

            (5)   the actual or alleged  violation  of any  Hazardous  Materials
                  Law.

      (k) Counsel selected by Borrower to defend Indemnitees shall be subject to the approval of those Indemnitees. However, any Indemnitee may elect to defend any claim or legal or administrative proceeding at the Borrower's expense.

      (l) Borrower shall not, without the prior written consent of those Indemnitees who are named as parties to a claim or legal or administrative proceeding (a "Claim"), settle or compromise the Claim if the settlement (1) results in the entry of any judgment that does not include as an unconditional term the delivery by the claimant or plaintiff to Lender of a written release of those Indemnitees, satisfactory in form and substance to Lender; or (2) may materially and adversely affect Lender, as determined by Lender in its discretion.

      (m) Lender agrees that the indemnity under this Section 18 shall be limited to the assets of Borrower and Lender shall not seek to recover any deficiency from any natural persons who are general partners of Borrower.

      (n) Borrower shall, at its own cost and expense, do all of the following:

            (1) pay or satisfy any judgment or decree that may be entered against any Indemnitee or Indemnitees in any legal or administrative proceeding incident to any matters against which Indemnitees are entitled to be indemnified under this
                  Section 18;

            (2) reimburse Indemnitees for any expenses paid or incurred in connection with any matters against which Indemnitees are entitled to be indemnified under this Section 18; and

            (3) reimburse Indemnitees for any and all expenses, including fees and out-of-pocket expenses of attorneys and expert witnesses, paid or incurred in connection with the enforcement by Indemnitees of their rights under this Section 18, or in monitoring and participating in any legal or administrative proceeding.

      (o) In any circumstances in which the indemnity under this Section 18 applies, Lender may employ its own legal counsel and consultants to prosecute, defend or negotiate any claim or legal or administrative proceeding and Lender, with the prior written consent of Borrower (which shall not be unreasonably withheld, delayed or conditioned), may settle or compromise any action or legal or administrative proceeding. Borrower shall reimburse Lender upon demand for all costs and expenses incurred by Lender, including all costs of settlements entered into in good faith, and the fees and out-of-pocket expenses of such attorneys and consultants.

      (p) The provisions of this Section 18 shall be in addition to any and all other obligations and liabilities that Borrower may have under applicable law or under other Loan Documents, and each Indemnitee shall be entitled to indemnification under this Section 18 without regard to whether Lender or that Indemnitee has exercised any rights against the Mortgaged Property or any other security, pursued any rights against any guarantor, or pursued any other rights available under the Loan Documents or applicable law. If Borrower consists of more than one person or entity, the obligation of those persons or entities to indemnify the Indemnitees under this Section 18 shall be joint and several. The obligation of Borrower to indemnify the Indemnitees under this Section 18 shall survive any repayment or discharge of the Indebtedness, any foreclosure proceeding, any foreclosure sale, any delivery of any deed in lieu of foreclosure, and any release of record of the lien of this Instrument.

      19. PROPERTY AND LIABILITY INSURANCE.

      (a) Borrower shall keep the Improvements insured at all times against such hazards as Lender may from time to time require, which insurance shall include but not be limited to coverage against loss by fire and allied perils, general boiler and machinery coverage, and business income coverage. Lender's insurance requirements may change from time to time throughout the term of the Indebtedness. If Lender so requires, such insurance shall also include sinkhole insurance, mine subsidence insurance, earthquake insurance, and, if the Mortgaged Property does not conform to applicable zoning or land use laws, building ordinance or law coverage. If any of the Improvements is located in an area identified by the Federal Emergency Management Agency (or any successor to that agency) as an area having special flood hazards, and if flood insurance is available in that area, Borrower shall insure such Improvements against loss by flood.

      (b) All premiums on insurance policies required under Section 19(a) shall be paid in the manner provided in Section 7, unless Lender has designated in writing another method of payment. All such policies shall also be in a form approved by Lender. All policies of property damage insurance shall include a non-contributing, non-reporting mortgage clause in favor of, and in a form approved by, Lender. Lender shall have the right to hold the original policies or duplicate original policies of all insurance required by Section 19(a). Borrower shall promptly deliver to Lender a copy of all renewal and other notices received by Borrower with respect to the policies and all receipts for paid premiums. At least 30 days prior to the expiration date of a policy, Borrower shall deliver to Lender the original (or a duplicate original) of a renewal policy in form satisfactory to Lender.

      (c) Borrower shall maintain at all times commercial general liability insurance, workers' compensation insurance and such other liability, errors and omissions and fidelity insurance coverages as Lender may from time to time require.

      (d) All insurance policies and renewals of insurance policies required by this Section 19 shall be in such amounts and for such periods as Lender may from time to time require, and shall be issued by insurance companies satisfactory to Lender.

      (e) Borrower shall comply with all insurance requirements and shall not permit any condition to exist on the Mortgaged Property that would invalidate any part of any insurance coverage that this Instrument requires Borrower to maintain.

      (f) In the event of loss, Borrower shall give immediate written notice to the insurance carrier and to Lender. Borrower hereby authorizes and appoints Lender as attorney-in-fact for Borrower to make proof of loss, to adjust and compromise any claims under policies of property damage insurance, to appear in and prosecute any action arising from such property damage insurance policies, to collect and receive the proceeds of property damage insurance, and to deduct from such proceeds Lender's expenses incurred in the collection of such proceeds. This power of attorney is coupled with an interest and therefore is irrevocable. However, nothing contained in this Section 19 shall require Lender to incur any expense or take any action. Lender may, at Lender's option, (1) hold the balance of such proceeds to be used to reimburse Borrower for the cost of restoring and repairing the Mortgaged Property to the equivalent of its original condition or to a condition approved by Lender (the "Restoration"), or
(2) apply the balance of such proceeds to the payment of the Indebtedness, whether or not then due. To the extent Lender determines to apply insurance proceeds to Restoration, Lender shall do so in accordance with Lender's then-current policies relating to the restoration of casualty damage on similar multifamily properties.

      (g) Lender shall not exercise its option to apply insurance proceeds to the payment of the Indebtedness if all of the following conditions are met: (1) no Event of Default (or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default) has occurred and is continuing; (2) Lender determines, in its discretion, that there will be sufficient funds to complete the Restoration; (3) Lender determines, in its discretion, that the rental income from the Mortgaged Property after completion of the Restoration will be sufficient to meet all operating costs and other expenses, Imposition Deposits, deposits to reserves and loan repayment obligations relating to the Mortgaged Property; (4) Lender determines, in its discretion, that the Restoration will be completed before the earlier of (A) one year before the maturity date of the Note or (B) one year after the date of the loss or casualty; and (5) upon Lender's request, Borrower provides Lender evidence of the availability during and after the Restoration of the insurance required to be maintained by Borrower pursuant to this Section 19.

      (h) If the Mortgaged Property is sold at a foreclosure sale or Lender acquires title to the Mortgaged Property, Lender shall automatically succeed to all rights of Borrower in and to any insurance policies and unearned insurance premiums and in and to the proceeds resulting from any damage to the Mortgaged Property prior to such sale or acquisition.

      20. CONDEMNATION.

      (a) Borrower shall promptly notify Lender of any action or proceeding relating to any condemnation or other taking, or conveyance in lieu thereof, of all or any part of the Mortgaged Property, whether direct or indirect (a "Condemnation"). Borrower shall appear in and prosecute or defend any action or proceeding relating to any Condemnation unless otherwise directed by Lender in writing. Borrower authorizes and appoints Lender as attorney-in-fact for Borrower to commence, appear in and prosecute, in Lender's or Borrower's name, any action or proceeding relating to any Condemnation and to settle or compromise any claim in connection with any Condemnation. This power of attorney is coupled with an interest and therefore is irrevocable. However, nothing contained in this Section 20 shall require Lender to incur any expense or take any action. Borrower hereby transfers and assigns to Lender all right, title and interest of Borrower in and to any award or payment with respect to (i) any Condemnation, or any conveyance in lieu of Condemnation, and (ii) any damage to the Mortgaged Property caused by governmental action that does not result in a Condemnation.

      (b) Lender may apply such awards or proceeds, after the deduction of Lender's expenses incurred in the collection of such amounts, at Lender's option, to the restoration or repair of the Mortgaged Property or to the payment of the Indebtedness, with the balance, if any, to Borrower. Unless Lender otherwise agrees in writing, any application of any awards or proceeds to the Indebtedness shall not extend or postpone the due date of any monthly installments referred to in the Note, Section 7 of this Instrument or any Collateral Agreement, or change the amount of such installments. Borrower agrees to execute such further evidence of assignment of any awards or proceeds as Lender may require.

      21. TRANSFERS OF THE MORTGAGED PROPERTY OR INTERESTS IN BORROWER.

      (a) The occurrence of any of the following events shall constitute an Event of Default under this Instrument:

            (1) a Transfer of all or any part of the Mortgaged Property or any interest in the Mortgaged Property;

            (2)   a Transfer of a Controlling Interest in Borrower;

            (3) a Transfer of a Controlling Interest in any entity which owns, directly or indirectly through one or more intermediate entities, a Controlling Interest in Borrower;

            (4) a Transfer of all or any part of Key Principal's ownership interests (other than limited partnership interests) in
                  Borrower, or in any other entity which owns, directly or indirectly through one or more intermediate entities, an ownership interest in Borrower;

            (5) if Key Principal is an entity, (A) a Transfer of a Controlling Interest in Key Principal, or (B) a Transfer of a Controlling Interest in any entity which owns, directly or indirectly through one or more intermediate entities, a Controlling Interest in Key Principal;

            (6) if Borrower or Key Principal is a trust, the termination or revocation of such trust; and

            (7) a conversion of Borrower from one type of legal entity into another type of legal entity, whether or not there is a Transfer.

      Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default in order to exercise any of its remedies with respect to an Event of Default under this Section 21.

      (b) The occurrence of any of the following events shall not constitute an Event of Default under this Instrument, notwithstanding any provision of Section 21(a) to the contrary:

            (1) a Transfer to which Lender has consented;

            (2) a Transfer that occurs by devise, descent, or by operation of law upon the death of a natural person;

            (3) the grant of a leasehold interest in an individual dwelling unit for a term of two years or less not containing an option to purchase;

            (4) a Transfer of obsolete or worn out Personalty or Fixtures that are contemporaneously replaced by items of equal or better function and quality, which are free of liens, encumbrances and security interests other than those created by the Loan Documents or consented to by Lender;

            (5) the grant of an easement, if before the grant Lender determines that the easement will not materially affect the operation or value of the Mortgaged Property or Lender's interest in the Mortgaged Property, and Borrower pays to Lender, upon demand, all costs and expenses incurred by Lender in connection with reviewing Borrower's request; and

            (6) the creation of a tax lien or a mechanic's, materialman's or judgment lien against the Mortgaged Property which is bonded off, released of record or otherwise remedied to Lender's satisfaction within 30 days of the date of creation.

      (c) Lender shall consent, without any adjustment to the rate at which the Indebtedness secured by this Instrument bears interest or to any other economic terms of the Indebtedness, to a Transfer that would otherwise violate this
Section 21 if, prior to the Transfer, Borrower has satisfied each of the following requirements:

            (1) the submission to Lender of all information required by Lender to make the determination required by this Section 21(c);

            (2)   the absence of any Event of Default;

            (3) the transferee meets all of the eligibility, credit, management and other standards (including any standards with respect to previous relationships between Lender and the transferee and the organization of the transferee) customarily applied by Lender at the time of the proposed Transfer to the approval of borrowers in connection with the origination or purchase of similar mortgages, deeds of trust or deeds to secure debt on multifamily properties;

            (4) the Mortgaged Property, at the time of the proposed Transfer, meets all standards as to its physical condition that are customarily applied by Lender at the time of the proposed Transfer to the approval of properties in connection with the origination or purchase of similar mortgages on multifamily properties;

            (5) in the case of a Transfer of all or any part of the Mortgaged Property, direct or indirect ownership interests in Borrower or Key Principal (if an entity), if transferor or any other person has obligations under any Loan Document, the execution by the transferee or one or more individuals or entities acceptable to Lender of an assumption agreement (including, if applicable, an Acknowledgement and Agreement of Key Principal to Personal Liability for Exceptions to Non-Recourse Liability) that is acceptable to Lender and that, among other things, requires the transferee to perform all obligations of transferor or such person set forth in such Loan Document, and may require that the transferee comply with any provisions of this Instrument or any other Loan Document which previously may have been waived by Lender;

            (6) if a guaranty has been executed and delivered in connection with the Note, this Instrument or any of the other Loan Documents, the Borrower causes one or more individuals or entities acceptable to Lender to execute and deliver to Lender a guaranty in a form acceptable to Lender; and

            (7)   Lender's receipt of all of the following:

                  (A) a non-refundable review fee in the amount of $3,000 and a transfer fee equal to 1 percent of the outstanding Indebtedness immediately prior to the Transfer.

                  (B) In addition, Borrower shall be required to reimburse Lender for all of Lender's out-of-pocket costs (including reasonable attorneys' fees) incurred in reviewing the Transfer request, to the extent such expenses exceed $3,000.

      (d) For purposes of this Section, the following terms shall have the meanings set forth below:

            (1) "Initial Owners" means, with respect to Borrower or any other entity, the persons or entities who on the date of the Note own in the aggregate 100% of the ownership interests in Borrower or that entity.

            (2) A Transfer of a "Controlling Interest" shall mean, with respect to any entity, the following:

                  (i) if such entity is a general partnership or a joint venture, a Transfer of any general partnership interest or joint venture interest which would cause the Initial Owners to own less than 51% of all general partnership or joint venture interests in such entity;

                  (ii) if such entity is a limited partnership, a Transfer of any general partnership interest;

                  (iii) if such  entity  is a  limited  liability  company  or a limited liability partnership, a Transfer of any membership or other ownership interest which would cause the Initial Owners to own less than 51% of all membership or other ownership interests in such entity;

                  (iv) if such entity is a corporation (other than a Publicly-Held Corporation) with only one class of voting stock, a Transfer of any voting stock which would cause the Initial Owners to own less than 51% of voting stock in such corporation;

                  (v) if such entity is a corporation (other than a Publicly-Held Corporation) with more than one class of voting stock, a Transfer of any voting stock which would cause the Initial Owners to own less than a sufficient number of shares of voting stock having the power to elect the majority of directors of such corporation; and

                  (vi) if such entity is a trust, the removal, appointment or substitution of a trustee of such trust other than (A) in the case of a land trust, or (B) if the trustee of such trust after such removal, appointment or substitution is a trustee identified in the trust agreement approved by Lender.

            (3) "Publicly-Held Corporation" shall mean a corporation the outstanding voting stock of which is registered under Section 12(b) or 12(g) of the Securities and Exchange Act of 1934, as amended.

      22. EVENTS OF DEFAULT. The occurrence of any one or more of the following shall constitute an Event of Default under this Instrument:

      (a) any failure by Borrower to pay or deposit when due any amount required by the Note, this Instrument or any other Loan Document;

      (b) any failure by Borrower to maintain the insurance coverage required by
Section 19;

      (c) any failure by Borrower to comply with the provisions of Section 33;

      (d) fraud or material misrepresentation or material omission by Borrower, or any of its officers, directors, trustees, general partners or managers, Key Principal or any guarantor in connection with (A) the application for or creation of the Indebtedness, (B) any financial statement, rent roll, or other report or information provided to Lender during the term of the Indebtedness, or
(C) any request for Lender's consent to any proposed action, including a request for disbursement of funds under any Collateral Agreement;

      (e) any Event of Default under Section 21;

      (f) the commencement of a forfeiture action or proceeding, whether civil or criminal, which, in Lender's reasonable judgment, could result in a forfeiture of the Mortgaged Property or otherwise materially impair the lien created by this Instrument or Lender's interest in the Mortgaged Property;

      (g) any failure by Borrower to perform any of its obligations under this Instrument (other than those specified in Sections 22(a) through (f)), as and when required, which continues for a period of 30 days after notice of such failure by Lender to Borrower, but no such notice or grace period shall apply in the case of any such failure which could, in Lender's judgment, absent immediate exercise by Lender of a right or remedy under this Instrument, result in harm to Lender, impairment of the Note or this Instrument or any other security given under any other Loan Document;

      (h) any failure by Borrower to perform any of its obligations as and when required under any Loan Document other than this Instrument which continues beyond the applicable cure period, if any, specified in that Loan Document; and

      (i) any exercise by the holder of any other debt instrument secured by a mortgage, deed of trust or deed to secure debt on the Mortgaged Property of a right to declare all amounts due under that debt instrument immediately due and payable.

      23. REMEDIES CUMULATIVE. Each right and remedy provided in this Instrument is distinct from all other rights or remedies under this Instrument or any other Loan Document or afforded by applicable law, and each shall be cumulative and may be exercised concurrently, independently, or successively, in any order.

      24. FORBEARANCE.

      (a) Lender may (but shall not be obligated to) agree with Borrower, from time to time, and without giving notice to, or obtaining the consent of, or having any effect upon the obligations of, any guarantor or other third party obligor, to take any of the following actions: extend the time for payment of all or any part of the Indebtedness; reduce the payments due under this Instrument, the Note, or any other Loan Document; release anyone liable for the payment of any amounts under this Instrument, the Note, or any other Loan Document; accept a renewal of the Note; modify the terms and time of payment of the Indebtedness; join in any extension or subordination agreement; release any Mortgaged Property; take or release other or additional security; modify the rate of interest or period of amortization of the Note or change the amount of the monthly installments payable under the Note; and otherwise modify this Instrument, the Note, or any other Loan Document.

      (b) Any forbearance by Lender in exercising any right or remedy under the Note, this Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any other right or remedy. The acceptance by Lender of payment of all or any part of the Indebtedness after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments on account of the Indebtedness or to exercise any remedies for any failure to make prompt payment. Enforcement by Lender of any security for the Indebtedness shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right available to Lender. Lender's receipt of any awards or proceeds under Sections 19 and 20 shall not operate to cure or waive any Event of Default.

      25. [INTENTIONALLY DELETED] . See Section 50.

      26. WAIVER OF STATUTE OF LIMITATIONS. Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Instrument or to any action brought to enforce any Loan Document.

      27. WAIVER OF MARSHALLING. Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided in this Instrument, the Note, any other Loan Document or applicable law. Lender shall have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of such remedies. Borrower and any party who now or in the future acquires a security interest in the Mortgaged Property and who has actual or constructive notice of this Instrument waives any and all right to require the marshalling of assets or to require that any of the Mortgaged Property be sold in the inverse order of alienation or that any of the Mortgaged Property be sold in parcels or as an entirety in connection with the exercise of any of the remedies permitted by applicable law or provided in this Instrument.

      28. FURTHER ASSURANCES. Borrower shall execute, acknowledge, and deliver, at its sole cost and expense, all further acts, deeds, conveyances, assignments, estoppel certificates, financing statements, transfers and assurances as Lender may require from time to time in order to better assure, grant, and convey to Lender the rights intended to be granted, now or in the future, to Lender under this Instrument and the Loan Documents.

      29. ESTOPPEL CERTIFICATE. Within 10 days after a request from Lender, Borrower shall deliver to Lender a written statement, signed and acknowledged by Borrower, certifying to Lender or any person designated by Lender, as of the date of such statement, (i) that the Loan Documents are unmodified and in full force and effect (or, if there have been modifications, that the Loan Documents are in full force and effect as modified and setting forth such modifications);
(ii) the unpaid principal balance of the Note; (iii) the date to which interest under the Note has been paid; (iv) that Borrower is not in default in paying the Indebtedness or in performing or observing any of the covenants or agreements contained in this Instrument or any of the other Loan Documents (or, if the Borrower is in default, describing such default in reasonable detail); (v) whether or not there are then existing any setoffs or defenses known to Borrower against the enforcement of any right or remedy of Lender under the Loan Documents; and (vi) any additional facts requested by Lender.

      30. GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE.

      (a) This Instrument, and any Loan Document which does not itself expressly identify the law that is to apply to it, shall be governed by the laws of the jurisdiction in which the Land is located (the "Property Jurisdiction").

      (b) Borrower agrees that any controversy arising under or in relation to the Note, this Instrument, or any other Loan Document shall be litigated exclusively in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to the Note, any security for the Indebtedness, or any other Loan Document. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

      31. NOTICE.

      (a) All notices, demands and other communications ("notice") under or concerning this Instrument shall be in writing. Each notice shall be addressed to the intended recipient at its address set forth in this Instrument, and shall be deemed given on the earliest to occur of (1) the date when the notice is received by the addressee; (2) the first Business Day after the notice is delivered to a recognized overnight courier service, with arrangements made for payment of charges for next Business Day delivery; or (3) the third Business Day after the notice is deposited in the United States mail with postage prepaid, certified mail, return receipt requested. As used in this Section 31, the term "Business Day" means any day other than a Saturday, a Sunday or any other day on which Lender is not open for business.

      (b) Any party to this Instrument may change the address to which notices intended for it are to be directed by means of notice given to the other party in accordance with this Section 31. Each party agrees that it will not refuse or reject delivery of any notice given in accordance with this Section 31, that it will acknowledge, in writing, the receipt of any notice upon request by the other party and that any notice rejected or refused by it shall be deemed for purposes of this Section 31 to have been received by the rejecting party on the date so refused or rejected, as conclusively established by the records of the U.S. Postal Service or the courier service.

      (c) Any notice under the Note and any other Loan Document which does not specify how notices are to be given shall be given in accordance with this
Section 31.

      32. SALE OF NOTE; CHANGE IN SERVICER. The Note or a partial interest in the Note (together with this Instrument and the other Loan Documents) may be sold one or more times without prior notice to Borrower. A sale may result in a change of the Loan Servicer. There also may be one or more changes of the Loan Servicer unrelated to a sale of the Note. If there is a change of the Loan Servicer, Borrower will be given notice of the change.

      33. SINGLE ASSET BORROWER. Until the Indebtedness is paid in full, Borrower (a) shall not acquire any real or personal property other than the Mortgaged Property and personal property related to the operation and maintenance of the Mortgaged Property; (b) shall not operate any business other than the management and operation of the Mortgaged Property; and (c) shall not maintain its assets in a way difficult to segregate and identify.

      34. SUCCESSORS AND ASSIGNS BOUND. This Instrument shall bind, and the rights granted by this Instrument shall inure to, the respective successors and assigns of Lender and Borrower. However, a Transfer not permitted by Section 21 shall be an Event of Default.

      35. JOINT AND SEVERAL LIABILITY. If more than one person or entity signs this Instrument as Borrower, the obligations of such persons and entities shall be joint and several.

      36. RELATIONSHIP OF PARTIES; NO THIRD PARTY BENEFICIARY.

      (a) The relationship between Lender and Borrower shall be solely that of creditor and debtor, respectively, and nothing contained in this Instrument shall create any other relationship between Lender and Borrower.

      (b) No creditor of any party to this Instrument and no other person shall be a third party beneficiary of this Instrument or any other Loan Document. Without limiting the generality of the preceding sentence, (1) any arrangement (a "Servicing Arrangement") between the Lender and any Loan Servicer for loss sharing or interim advancement of funds shall constitute a contractual obligation of such Loan Servicer that is independent of the obligation of Borrower for the payment of the Indebtedness, (2) Borrower shall not be a third party beneficiary of any Servicing Arrangement, and (3) no payment by the Loan Servicer under any Servicing Arrangement will reduce the amount of the Indebtedness.

      37. SEVERABILITY; AMENDMENTS. The invalidity or unenforceability of any provision of this Instrument shall not affect the validity or enforceability of any other provision, and all other provisions shall remain in full force and effect. This Instrument contains the entire agreement among the parties as to the rights granted and the obligations assumed in this Instrument. This Instrument may not be amended or modified except by a writing signed by the party against whom enforcement is sought.

      38. CONSTRUCTION. The captions and headings of the sections of this Instrument are for convenience only and shall be disregarded in construing this Instrument. Any reference in this Instrument to an "Exhibit" or a "Section" shall, unless otherwise explicitly provided, be construed as referring, respectively, to an Exhibit attached to this Instrument or to a Section of this Instrument. All Exhibits attached to or referred to in this Instrument are incorporated by reference into this Instrument. Any reference in this Instrument to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time. Use of the singular in this Agreement includes the plural and use of the plural includes the singular. As used in this Instrument, the term "including" means "including, but not limited to."

      39. LOAN SERVICING. All actions regarding the servicing of the loan evidenced by the Note, including the collection of payments, the giving and receipt of notice, inspections of the Property, inspections of books and records, and the granting of consents and approvals, may be taken by the Loan Servicer unless Borrower receives notice to the contrary. If Borrower receives conflicting notices regarding the identity of the Loan Servicer or any other subject, any such notice from Lender shall govern.

      40. DISCLOSURE OF INFORMATION. Lender may furnish information regarding Borrower or the Mortgaged Property to third parties with an existing or prospective interest in the servicing, enforcement, evaluation, performance, purchase or securitization of the Indebtedness, including trustees, master servicers, special servicers, rating agencies, and organizations maintaining databases on the underwriting and performance of multifamily mortgage loans. Borrower irrevocably waives any and all rights it may have under applicable law to prohibit such disclosure, including any right of privacy.

      41. NO CHANGE IN FACTS OR CIRCUMSTANCES. All information in the application for the loan submitted to Lender (the "Loan Application") and in all financial statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan Application are complete and accurate in all material respects. There has been no material adverse change in any fact or circumstance that would make any such information incomplete or inaccurate.

      42. SUBROGATION. If, and to the extent that, the proceeds of the loan evidenced by the Note are used to pay, satisfy or discharge any obligation of Borrower for the payment of money that is secured by a pre-existing mortgage, deed of trust or other lien encumbering the Mortgaged Property (a "Prior Lien"), such loan proceeds shall be deemed to have been advanced by Lender at Borrower's request, and Lender shall automatically, and without further action on its part, be subrogated to the rights, including lien priority, of the owner or holder of the obligation secured by the Prior Lien, whether or not the Prior Lien is released.

      43. ACCELERATION; REMEDIES. At any time during the existence of an Event of Default, Lender, at Lender's option, may declare the Indebtedness to be immediately due and payable without further demand, and may invoke the power of sale and any other remedies permitted by Texas law or provided in this Instrument or in any other Loan Document. Borrower acknowledges that the power of sale granted in this Instrument may be exercised by Lender without prior judicial hearing. Lender shall be entitled to collect all costs and expenses incurred in pursuing such remedies, including attorneys' fees, costs of documentary evidence, abstracts and title reports.

      If Lender invokes the power of sale, Lender may, by and through the Trustee, or otherwise, sell or offer for sale the Mortgaged Property in such portions, order and parcels as Lender may determine, with or without having first taken possession of the Mortgaged Property, to the highest bidder for cash at public auction. Such sale shall be made at the courthouse door of the county in which all or any part of the Land to be sold is situated (whether the parts or parcel, if any, situated in different counties are contiguous or not, and without the necessity of having any Personalty present at such sale) on the first Tuesday of any month between the hours of 10:00 a.m. and 4:00 p.m., after advertising the time, place and terms of sale and that portion of the Mortgaged Property to be sold by posting or causing to be posted written or printed notice of sale at least twenty-one (21) days before the date of the sale at the courthouse door of the county in which the sale is to be made and at the courthouse door of any other county in which a portion of the Land may be situated, and by filing such notice with the County Clerk(s) of the county(s) in which all or a portion of the Land may be situated, which notice may be posted and filed by the Trustee acting, or by any person acting for the Trustee, and Lender has, at least twenty-one (21) days before the date of the sale, served written or printed notice of the proposed sale by certified mail on each debtor obligated to pay the Indebtedness according to Lender's records by the deposit of such notice, enclosed in a postpaid wrapper, properly addressed to such debtor at debtor's most recent address as shown by Lender's records, in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service.

      Trustee shall deliver to the purchaser at the sale, within a reasonable time after the sale, a deed conveying the Mortgaged Property so sold in fee simple with covenants of general warranty. Borrower covenants and agrees to defend generally the purchaser's title to the Mortgaged Property against all claims and demands. The recitals in Trustee's deed shall be prima facie evidence of the truth of the statements contained in those recitals. Trustee shall apply the proceeds of the sale in the following order: (a) to all reasonable costs and expenses of the sale, including reasonable Trustee's fees and attorneys' fees and costs of title evidence; (b) to the Indebtedness in such order as Lender, in Lender's discretion, directs; and (c) the excess, if any, to the person or persons legally entitled to the excess.

      If all or any part of the  Mortgaged  Property  is sold  pursuant  to this
Section 43, Borrower will be divested of any and all interest and claim to the Mortgaged Property, including any interest or claim to all insurance policies, utility deposits, bonds, loan commitments and other intangible property included as a part of the Mortgaged Property. Additionally, after a sale of all or any part of the Land, Improvements, Fixtures and Personalty, Borrower will be considered a tenant at sufferance of the purchaser of the same, and the purchaser shall be entitled to immediate possession of such property. If Borrower shall fail to vacate the Mortgaged Property immediately, the purchaser may and shall have the right, without further notice to Borrower, to go into any justice court in any precinct or county in which the Mortgaged Property is located and file an action in forcible entry and detainer, which action shall lie against Borrower or its assigns or legal representatives, as a tenant at sufferance. This remedy is cumulative of any and all remedies the purchaser may have under this Instrument or otherwise.

      In any action for a deficiency after a foreclosure under this Instrument, if any person against whom recovery is sought requests the court in which the action is pending to determine the fair market value of the Mortgaged Property, as of the date of the foreclosure sale, the following shall be the basis of the court's determination of fair market value:

      (a) the Mortgaged Property shall be valued "as is" and in its condition as of the date of foreclosure, and no assumption of increased value because of post-foreclosure repairs, refurbishment, restorations or improvements shall be made;

      (b) any adverse effect on the marketability of title because of the foreclosure or because of any other title condition not existing as of the date of this Instrument shall be considered;

      (c) the valuation of the Mortgaged Property shall be based upon an assumption that the foreclosure purchaser desires a prompt resale of the Mortgaged Property for cash within a six month-period after foreclosure;

      (d) although the Mortgaged Property may be disposed of more quickly by the foreclosure purchaser, the gross valuation of the Mortgaged Property as of the date of foreclosure shall be discounted for a hypothetical reasonable holding period (not to exceed 6 months) at a monthly rate equal to the average monthly interest rate on the Note for the twelve months before the date of foreclosure;

      (e) the gross valuation of the Mortgaged Property as of the date of foreclosure shall be further discounted and reduced by reasonable estimated costs of disposition, including brokerage commissions, title policy premiums, environmental assessment and clean-up costs, tax and assessment, prorations, costs to comply with legal requirements and attorneys' fees;

      (f) expert opinion testimony shall be considered only from a licensed appraiser certified by the State of Texas and, to the extent permitted under Texas law, a member of the Appraisal Institute, having at least five years' experience in appraising property similar to the Mortgaged Property in the county where the Mortgaged Property is located, and who has conducted and prepared a complete written appraisal of the Mortgaged Property taking into considerations the factors set forth in this Instrument; no expert opinion testimony shall be considered without such written appraisal;

      (g) evidence of comparable sales shall be considered only if also included in the expert opinion testimony and written appraisal referred to in the preceding paragraph; and

      (h) an affidavit executed by Lender to the effect that the foreclosure bid accepted by Trustee was equal to or greater than the value of the Mortgaged Property determined by Lender based upon the factors and methods set forth in subparagraphs (a) through (g) above before the foreclosure shall constitute prima facie evidence that the foreclosure bid was equal to or greater than the fair market value of the Mortgaged Property on the foreclosure date.

      Lender may, at Lender's option, comply with these provisions in the manner permitted or required by Title 5, Section 51.002 of the Texas Property Code (relating to the sale of real estate) or by Chapter 9 of the Texas Business and Commerce Code (relating to the sale of collateral after default by a debtor), as those titles and chapters now exist or may be amended or succeeded in the future, or by any other present or future articles or enactments relating to same subject. Unless expressly excluded, the Mortgaged Property shall include Rents collected before a foreclosure sale, but attributable to the period following the foreclosure sale, and Borrower shall pay such Rents to the purchaser at such sale. At any such sale:

      (a)   whether  made  under  the  power  contained  in  this  Instrument,
            Section 51.002, the Texas Business and Commerce Code, any other legal requirement or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Trustee to have physically present, or to have constructive possession of, the Mortgaged Property (Borrower shall deliver to Trustee any portion of the Mortgaged Property not actually or constructively possessed by Trustee immediately upon demand by Trustee) and the title to and right of possession of any such property shall pass to the purchaser as completely as if the property had been actually present and delivered to the purchaser at the sale;

      (b) each instrument of conveyance executed by Trustee shall contain a general warranty of title, binding upon Borrower;

      (c) the recitals contained in any instrument of conveyance made by Trustee shall conclusively establish the truth and accuracy of the matters recited in the Instrument, including nonpayment of the Indebtedness and the advertisement and conduct of the sale in the manner provided in this Instrument and otherwise by law and the appointment of any successor Trustee;

      (d) all prerequisites to the validity of the sale shall be conclusively presumed to have been satisfied;

      (e) the receipt of Trustee or of such other party or officer making the sale shall be sufficient to discharge to the purchaser or purchasers for such purchaser(s)' purchase money, and no such purchaser or purchasers, or such purchaser(s)' assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication of such purchase money;

      (f) to the fullest extent permitted by law, Borrower shall be completely and irrevocably divested of all of Borrower's right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold, and such sale shall be a perpetual bar to any claim to all or any part of the property sold, both at law and in equity, against Borrower and against any person claiming by, through or under Borrower; and

      (g) to the extent and under such circumstances as are permitted by law, Lender may be a purchaser at any such sale.

      44. RELEASE. Upon payment of the Indebtedness, Lender shall release this Instrument. Borrower shall pay Lender's reasonable costs incurred in releasing this Instrument.

      45.   TRUSTEE.

      (a) Trustee may resign by giving of notice of such resignation in writing to Lender. If Trustee shall die, resign or become disqualified from acting under this Instrument or shall fail or refuse to act in accordance with this Instrument when requested by Lender or if for any reason and without cause Lender shall prefer to appoint a substitute trustee to act instead of the original Trustee named in this Instrument or any prior successor or substitute trustee, Lender shall have full power to appoint a substitute trustee and, if preferred, several substitute trustees in succession who shall succeed to all the estate, rights, powers and duties of the original Trustee named in this Instrument. Such appointment may be executed by an authorized officer, agent or attorney-in-fact of Lender (whether acting pursuant to a power of attorney or otherwise), and such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by Lender.

      (b) Any successor Trustee appointed pursuant to this Section shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers and trusts of the predecessor Trustee with like effect as if originally named as Trustee in this Instrument; but, nevertheless, upon the written request of Lender or such successor Trustee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor Trustee, all the estates, properties, rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and monies held by the Trustee ceasing to act to the successor Trustee.

      (c) Trustee may authorize one or more parties to act on Trustee's behalf to perform the ministerial functions required of Trustee under this Instrument, including the transmittal and posting of any notices.

      46.   [INTENTIONALLY OMITTED]

      47. NO FIDUCIARY DUTY. Lender owes no fiduciary or other special duty to Borrower.

      48. FIXTURE FILING. This Instrument is also a fixture filing under the Uniform Commercial Code of Texas.

      49. ADDITIONAL PROVISIONS REGARDING ASSIGNMENT OF RENTS. In no event shall the assignment of Rents or Leases in Section 3 and Section 4 cause the Indebtedness to be reduced by an amount greater than the Rents actually received by Lender and applied by Lender to the Indebtedness, whether before, during or after (i) an Event of Default, or (ii) a suspension or revocation of the license granted to Borrower in Section 3(c) with regard to the Rents. Borrower and Lender specifically intend that the assignment of Rents and Leases in Section 3 and Section 4 is not intended to result in a pro tanto reduction of the Indebtedness. The assignment of Rents and Leases in
            Section 3 and Section 4 is not intended to constitute a payment of, or with respect to, the Indebtedness and, therefore, Borrower and Lender specifically intend that the Indebtedness shall not be reduced by the value of the Rents and Leases assigned. Such reduction shall occur only if, and to the extent that, Lender actually receives Rents pursuant to Section 3 and applies such Rents to the Indebtedness. Borrower agrees that the value of the license granted with regard to the Rents equals the value of the absolute assignment of Rents to Lender. The assignment of Rents contained in
            Section 3 shall terminate upon the release of this Instrument.

      50. LOAN CHARGES. Borrower and Lender intend at all times to comply with the laws of the State of Texas governing the maximum rate or amount of interest payable on or in connection with the Indebtedness (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law). If the applicable law is ever judicially interpreted so as to render usurious any amount payable under the Note, this Instrument or any other Loan Document, or contracted for, charged, taken, reserved or received with respect to the Indebtedness, or if acceleration of the maturity of the Indebtedness, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by any applicable law, then Borrower and Lender expressly intend that all excess amounts collected by Lender shall be applied to reduce the unpaid principal balance of the Indebtedness (or, if the Indebtedness has been or would thereby be paid in full, shall be refunded to Borrower), and the provisions of the Note, this Instrument and the other Loan Documents immediately shall be deemed reformed and the amounts thereafter collectible under the Loan Documents reduced, without the necessity of the execution of any new documents, so as to comply with any applicable law, but so as to permit the recovery of the fullest amount otherwise payable under the Loan Documents. The right to accelerate the maturity of the Indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Indebtedness shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the Indebtedness until payment in full so that the rate or amount of interest on account of the Indebtedness does not exceed the applicable usury ceiling. Notwithstanding any provision contained in the Note, this Instrument or any other Loan Document that permits the compounding of interest, including any provision by which any accrued interest is added to the principal amount of the Indebtedness, the total amount of interest that Borrower is obligated to pay and Lender is entitled to receive with respect to the Indebtedness shall not exceed the amount calculated on a simple (i.e., noncompounded) interest basis at the maximum rate on principal amounts actually advanced to or for the account of Borrower, including all current and prior advances and any advances made pursuant to the Instrument or any other Loan Document (such as for the payment of Impositions and similar expenses or costs).

      51. PROPERTY AND LIABILITY INSURANCE -- DELIVERY OF POLICY TO LENDER. Notwithstanding the provisions of Section 19(b), Borrower shall not be required to deliver the original (or a duplicate original) of any renewal policy of insurance to Lender more than 15 days prior to the expiration date of the policy then held by Lender.

      52. ENTIRE AGREEMENT. THIS INSTRUMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      53. WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS INSTRUMENT OR THE RELATIONSHIP BETWEEN THE
            PARTIES AS BORROWER AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

ATTACHED EXHIBITS.  The following Exhibits are attached to this Instrument:

            |X|   Exhibit A         Description of the Land (required).

            |X|   Exhibit B         Modifications to Instrument


      IN WITNESS WHEREOF, Borrower has signed and delivered this Instrument or has caused this Instrument to be signed and delivered by its duly authorized representative.

                              AIMCO COVINGTON POINTE, L.P.
                              a Delaware limited partnership

                              By:   Davidson GP, L.L.C.
                                    a South Carolina limited liability company
                                    General Partner

                                    By:   Davidson Income Real Estate, L.P.
                                          a Delaware limited partnership
                                          Sole Member

                                          By:   Davidson Diversified
                                                Properties, Inc.
                                                a Tennessee corporation
                                                General Partner


                                                By:   /s/Patti K. Fielding
                                                Name: Patti K. Fielding
                                                Title: Executive Vice
                                                       President

                                 ACKNOWLEDGMENT

STATE OF COLORADO             )
                              ) ss:
COUNTY OF DENVER              )

      BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Patti K. Fielding, known to me to be the Executive Vice President of Davidson Diversified Properties, Inc., the corporation that executed the foregoing instrument, and known to me to be the person who executed the foregoing instrument on behalf of said corporation, said corporation being known to me to be general partner of Davidson Income Real Estate, L.P., , the limited partnership known to me to be the sole member of Davidson GP, L.L.C., the limited liability company known to me to be the general partner of AIMCO Covington Pointe, L.P., and acknowledged to me that such corporation executed the same as such general partner and that such limited partnership executed the same for the purposes and consideration therein expressed.

      GIVEN UNDER MY HAND AND SEAL OF OFFICE this 16th day of June, 2003.


                              /s/Cathleen M. O'Donnell
                              Notary Public in and for Denver City County, CO

                                                               Exhibit 10TT c)
                  REPLACEMENT RESERVE AND SECURITY AGREEMENT

      This REPLACEMENT RESERVE AND SECURITY AGREEMENT (this "Agreement") is made as of this 26th day of June, 2003, by AIMCO COVINGTON POINTE, L.P., a Delaware limited partnership ("Borrower"), and KEYCORP REAL ESTATE CAPITAL MARKETS, INC., an Ohio corporation, its successors, transferees and assigns ("Lender").

                                    RECITALS:

A. This Agreement is being executed in connection with Lender's making a mortgage loan to Borrower in the original principal amount of $6,000,000.00 (the "Loan"). The proceeds of the Loan will be used to finance a 180 unit multifamily project known as Covington Pointe Apartments, and located in Dallas, Texas (the "Property").

B. The Loan is evidenced by a Multifamily Note (including any addenda, the "Note"), and is secured by a Multifamily Deed of Trust, Assignment of Rents and Security Agreement (including any riders, the "Security Instrument") granting a lien on the Property. The Note, Security Instrument, this Agreement and all other documents executed in connection with the Loan are collectively referred to as the "Loan Documents."

C. Lender requires as a condition to the making of the Loan that Borrower enter into this Agreement. Lender has initially agreed to either partially or fully waive its standard requirements that Borrower fund a replacement reserve on the condition that Borrower agrees that Lender may later impose upon Borrower the requirement to fund such replacement reserve in accordance with the terms of this Agreement. All deposits to Lender required by this Agreement shall be additional security for all of Borrower's obligations under the Loan Documents.

D. Lender intends to sell, transfer and deliver the Note and assign the Security Instrument and other Loan Documents to Fannie Mae.

                                   AGREEMENT:

      NOW,  THEREFORE,  in  consideration  of the above and the mutual  promises
contained  in  this  Agreement,   the  receipt  and  sufficiency  of  which  are
acknowledged, Borrower and Lender agree as follows:

      1.    Deposits to the Replacement Reserve

            (a) Concurrently with the execution of this Agreement, Borrower shall deposit with Lender the sum of $0 (the "Initial Deposit").

            (b) Subject to the provisions of Sections 1(e), 2, 10 and 16 of this Agreement, on each date that a regularly scheduled payment of principal or interest is due under the Note, Borrower shall deposit with Lender the applicable Monthly Deposit (as defined in Section 1(c) of this Agreement).

            (c) The "Monthly Deposit" required to be made each month during the term of the Loan is set forth below:

Amount of Monthly Deposit     Period

$4,875.00                     August 1, 2003          through  the  date  that
                                          all amounts  due and  payable  under
                                          the  Note  and  Security  Instrument
                                          have been paid in full.

            (d) Lender shall deposit any Initial Deposit and each Monthly Deposit, as received, in an interest-bearing account (the "Replacement Reserve") which meets the standards for custodial accounts as required by Lender from time to time. (The Initial Deposit, if any, the Monthly Deposits and all other funds in the Replacement Reserve are referred to collectively as the "Replacement Reserve".) Lender or a designated representative of Lender shall have the sole right to make withdrawals from such account. All interest earned on funds in the Replacement Reserve shall be added to and become part of the Replacement Reserve. Lender shall not be responsible for any losses resulting from the investment of the Replacement Reserve or for obtaining any specific level or percentage of earnings on such investment. If applicable law requires and provided that no default or Event of Default exists under any of the Loan Documents, Lender shall pay to Borrower the interest earned on the Replacement Reserve once each year.

            (e) On the date of this Agreement Lender has agreed to partially reduce, defer or fully waive Borrower's obligation to make full Monthly Deposits to the Replacement Reserve specified in Section 1(c) and (d) above. Notwithstanding Sections 1(c) and (d) above, Borrower shall be required to deposit the "Reduced Monthly Deposit" each month during the term of the Loan as set forth below:

Amount of Monthly Deposit     Period

$0                      August 1, 2003          through   the  date  that  all
                                          amounts due and payable under the Note
                                          and Security Instrument have been paid
                                          in full.

In the event that (i) at any time during the Loan term Lender shall determine that the Property is not being maintained in accordance with the requirements set forth in the Security Instrument, or (ii) a default or Event of Default otherwise occurs under this Agreement or any of the other Loan Documents, then, upon the earlier of the (x) the date specified by Lender in written notice given to Borrower by Lender or a designated representative of Lender, or (y) the first day of the first calendar month after a default or Event of Default under this Agreement or any of the Loan Documents, Borrower shall commence making the full Monthly Deposits specified in Section 1(c) of this Agreement or in such written notice, beginning on such date and continuing on the first day of each calendar month thereafter during the remaining term of the Loan.

      2. Loans with Terms Over 10 Years. If the Loan term exceeds 10 years, then, no earlier than the 6th month and no later than the 9th month of the year which commences on the 10th anniversary of the date of this Agreement (and the 20th anniversary of the date of this Agreement if the Loan term exceeds 20 years), a physical needs assessment shall be performed on the Property by Lender at the expense of Borrower, which expense may be paid of out of the Replacement Reserve. If determined necessary by Lender, after review of the physical needs assessment, Borrower's required Monthly Deposits to the Replacement Reserve set forth above shall be adjusted for the remaining Loan term so that the Monthly Deposits will create a Replacement Reserve that will in Lender's determination, be sufficient to meet required Replacements (defined below).

      3. Replacement Reserve is Additional Security.

            (a) Borrower assigns to Lender the Replacement Reserve as additional security for all of the Borrower's obligations under the Loan Documents; provided, however, Lender shall make disbursements from the Replacement Reserve in accordance with the terms of this Agreement.

            (b) Except as otherwise provided in Sections 4(f) and 6.1 of this Agreement, Lender shall make disbursements from the Replacement Reserve to reimburse Borrower for the costs of those items listed on Exhibit A (the "Replacements") in accordance with the provisions of Section 4. Lender shall not be obligated to make disbursements from the Replacement Reserve to reimburse Borrower for the costs of routine maintenance to the Property or for costs which are to be reimbursed from funds deposited with Lender pursuant to a Completion/Repair and Security Agreement or any similar agreement.

      4.    Disbursements from Replacement Reserve.

            (a) Upon written request from Borrower and satisfaction of the requirements set forth in Sections 4 and 5 of this Agreement, Lender shall disburse to Borrower amounts from the Replacement Reserve necessary to reimburse Borrower for the actual approved costs of the Replacements. Lender shall not be obligated to make disbursements from the Replacement Reserve to reimburse Borrower for the costs of routine maintenance to the Property or for costs which are to be reimbursed from funds deposited with Lender pursuant to a Completion/Repair and Security Agreement or any similar agreement. In no event shall Lender be obligated to disburse funds from the Replacement Reserve if a default or Event of Default exists under this Agreement or any of the other Loan Documents.

            (b) Each request for disbursement from the Replacement Reserve shall be in a form specified or approved by Lender and shall include (i) the specific Replacements for which the disbursement is requested, (ii) the quantity and price of each item purchased, if the Replacement includes the purchase or replacement of specific items, (iii) the price of all materials (grouped by type or category) used in any Replacement other than the purchase or replacement of specific items, and (iv) the cost of all contracted labor or other services applicable to each Replacement for which such request for disbursement is made. With each request, Borrower shall certify that all Replacements have been made in accordance with all applicable laws, ordinances, and regulations of any governmental office or authority having jurisdiction over the Property. Each request for disbursement shall include copies of invoices for all items or materials purchased and all contracted labor or services provided and, unless Lender has agreed to issue joint checks pursuant to Section 4(d) in connection with a particular Replacement, each request shall include evidence satisfactory to Lender of payment of all such amounts.

            (c) Each request for disbursement from the Replacement Reserve shall be made only after completion of the Replacement for which disbursement is requested. Borrower shall provide Lender evidence satisfactory to Lender in its reasonable judgment, of completion.

            (d) If the cost of a Replacement exceeds $50,000.00 and the contractor performing the Replacement requires periodic payments pursuant to the terms of a written contract, Lender at its discretion may approve in writing periodic payments for work performed under such contract. A request for reimbursement from the Replacement Reserve may be made after completion of a portion of the work under such contract, provided (i) such contract requires payment upon completion of such portion of work, (ii) the materials for which the request is made are on site at the Property and are properly secured or have been installed in the Property, (iii) all other conditions in this Agreement for disbursement have been satisfied, (iv) funds remaining in the Replacement Reserve are, in Lender's judgment, sufficient to complete such Replacement and the other Replacements when required and (v) if required by Lender, each contractor or subcontractor receiving payments under such contract shall provide a waiver of lien with respect to amounts which have been paid to that contractor or subcontractor.

            (e) Borrower shall not make a request for disbursement from the Replacement Reserve more frequently than once in any quarter and (except in connection with the final disbursement) the total cost of all Replacements in any request shall not be less than $7,500.00.

            (f)  In  the  event  Borrower   requests  a  disbursement  from  the
Replacement Reserve to reimburse Borrower for labor or materials for replacements other than the Replacements specified on Exhibit A, Borrower shall disclose in writing to Lender why funds in the Replacement Reserve should be used to pay for such replacements. If Lender determines that such replacements are of the type intended to be covered by this Agreement, the costs for such replacements are reasonable, and all other conditions for disbursement under this Agreement have been met, Lender may at its discretion disburse funds from the Replacement Reserve.

      5.    Performance of Replacements.

      5.1   Workmanlike Completion

            (a) Borrower shall make each Replacement when required in order to keep the Property in good order and repair and in a good marketable condition and to keep the Property or any portion thereof from deteriorating. Borrower shall complete all Replacements in a good and workmanlike manner as soon as practicable following the commencement of making each such Replacement.

            (b) Lender shall have the right to approve all contracts or work orders with materialmen, mechanics, suppliers, subcontractors, contractors or other parties providing labor or materials in connection with the Replacements. Upon Lender's request, Borrower shall assign any contract or subcontract to Lender.

            (c) In the event Lender determines in its sole discretion that any Replacement is not being performed or completed in a workmanlike or timely manner. Lender shall have the option to withhold disbursement for such unsatisfactory Replacement, and may proceed under existing contracts or contract with third parties to complete such Replacement and to apply the Replacement Reserve toward the labor and materials necessary to complete such Replacement, without providing any prior notice to Borrower and to exercise any and all other remedies available to Lender upon a default or Event of Default.

            (d) If at any time during the term of the Loan, Lender determines that replacements not listed on Exhibit A are advisable to keep the Property in good order and repair and in a good marketable condition, or to prevent deterioration of the Property (the "Additional Replacements") Lender may send Borrower written notice of the need for making such Additional Replacements. Borrower shall promptly commence making such Additional Replacements in accordance with all the requirements of the Security Instrument. Reimbursement from the Replacement Reserve for such Additional Replacements shall not be made unless Lender has determined to do so pursuant to Section 4(f). Except for
Section 4, all references in this Agreement to "Replacements" shall include the "Additional Replacements."

            (e) In order to facilitate Lender's completion or making the Replacements pursuant to Sections 5(c) and (d) above, Lender is granted the right to enter onto the Property and perform any and all work and labor necessary to complete or make the Replacements and employ watchmen to protect the Property from damage. All sums so expended by Lender shall be deemed to have been advanced to Borrower and secured by the Security Instrument. For this purpose Borrower constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution to complete or undertake the Replacements in the name of Borrower. Borrower empowers said attorney-in-fact as follows: (i) to use any funds in the Replacement Reserve for the purpose of making or completing the Replacements; (ii) to make such additions, changes and corrections to the Replacements as shall be necessary or desirable to complete the Replacements; (iii) to employ such contractors, subcontractors, agents, architects and inspectors as shall be required for such purposes; (iv) to pay, settle or compromise all existing bills and claims which are or may become liens against the Property, or as may be necessary or desirable for the completion of the Replacements, or for the clearance of title; (v) to execute all applications and certificates in the name of Borrower which may be required by any of the contract documents; (vi) to prosecute and defend all actions or proceedings in connection with the Property or the rehabilitation and repair of the Property; and (vii) to do any and every act which Borrower might do in its own behalf to fulfill the terms of this Agreement.

It is further understood and agreed that this power of attorney, which shall be deemed to be a power coupled with an interest, cannot be revoked. Borrower specifically agrees that all power granted to Lender under this Agreement may be assigned by it to its successors or assigns as holder of the Note.

            (f) Nothing in this Section 5 shall make Lender responsible for making or completing the Replacements, require Lender to expend funds in addition to the Replacement Reserve to make or complete any Replacement, obligate Lender to proceed with the Replacements, or obligate Lender to demand from Borrower additional sums to make or complete any Replacement.

      5.2   Entry Onto Property; Inspections.

            (a) Borrower shall permit Lender or Lender's representatives (including an independent person such as an engineer, architect, or inspector) or third parties making Replacements pursuant to Section 5.1 of this Agreement, to enter onto the Mortgaged Property during normal business hours (subject to the rights of tenants under their leases) to inspect the progress of any Replacements and all materials being used in connection therewith, to examine all plans and shop drawings relating to such Replacements which are or may be kept at the Property, and to complete any replacements made pursuant to Section
5.1. Borrower agrees to cause all contractors and subcontractors reasonably to cooperate with Lender or Lender's representatives or such other persons described above in connection with inspections described in this Section 5.2 or the completion of Replacements pursuant to Section 5.1.

            (b) Lender may inspect the Property in connection with any Replacement prior to disbursing funds from the Replacement Reserve. Lender, at Borrower's expense, also may require an inspection by an appropriate independent qualified professional selected by Lender and a copy of a certificate of completion by an independent qualified professional acceptable to Lender prior to the disbursement of any amounts from the Replacement Reserve. Borrower shall pay Lender a reasonable inspection fee not exceeding $750.00 for each such inspection.

      5.3   Lien-Free Completion.

            (a) Borrower covenants and agrees that each of the Replacements and all materials, equipment, fixtures, or any other item comprising a part of any Replacement shall be constructed, installed or completed, as applicable, free and clear of all mechanic's, materialman's or other liens (except for those liens existing on the date of this Agreement which have been approved in writing by Lender).

            (b) Prior to each disbursement from the Replacement Reserve, Lender may require Borrower to provide Lender with a search of title to the Property effective to the date of the release, which search shows that no mechanic's or materialmen's liens or other liens of any nature have been placed against the Property since the date this Agreement (other than liens which Borrower is diligently contesting in good faith and which have been bonded off to the satisfaction of Lender) and that title to the Property is free and clear of all liens (other than the lien of the Security Instrument and any other liens previously approved in writing by the Lender, if any).

            (c) In addition, as a condition to any disbursement, Lender may require Borrower to obtain from each contractor, subcontractor, or materialman an acknowledgement of payment and release of lien for work performed and materials supplied. Any such acknowledgement and release shall conform to the requirements of applicable law and shall cover all work performed and materials supplied (including equipment and fixtures) for the Property by that contractor, subcontractor or materialman through the date covered by the current reimbursement request (or, in the event that payment to such contractor, subcontractor or materialmen is to be made by a joint check, the release of lien shall be effective through the date covered by the previous release of funds request.)

      5.4   Compliance with Laws and Insurance Requirements.

            (a) All Replacements shall comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction over the Property and applicable insurance requirements including, without limitation, applicable building codes, special use permits, environmental regulations, and requirements of insurance underwriters.

            (b) In addition to any insurance required under the Security Instrument, Borrower shall provide or cause to be provided worker's compensation insurance, builder's risk, and public liability insurance and other insurance to the extent required under applicable law in connection with a particular Replacement. All such policies shall be in form and amount satisfactory to Lender. All such policies which can be endorsed with standard mortgagee clauses making loss payable to Lender or its assigns shall be so endorsed. The originals of such policies shall be delivered to Lender.

      6.    Default.

      6.1 Default Under This Agreement. Borrower shall be in default under this Agreement if it fails to comply with any provision of this Agreement and such failure is not cured within 10 days after notice from Lender. Borrower understands that a default under this Agreement shall be deemed to be an Event of Default under the Security Instrument, and that in addition to the remedies specified in this Agreement, Lender shall be able to exercise all of its rights and remedies under the Security Instrument upon an Event of Default.

      6.2   Application of Replacement Reserve Upon Default.

            (a) Upon the occurrence of a default under this Agreement or an Event of Default under the Security Instrument, Borrower shall immediately lose all of its rights to receive disbursements from the Replacement Reserve unless and until all amounts secured by the Security Instrument have been paid and the lien of the Security Instrument has been released by Lender. Upon any such default or Event of Default, Lender may in its sole and absolute discretion, use the Replacement Reserve (or any portion thereof) for any purpose, including but not limited to (i) repayment of any indebtedness secured by the Security
Instrument,   including  but  not  limited  to  principal  prepayments  and  the prepayment premium applicable to such full or partial prepayment (as applicable); provided, however, that such application of funds shall not cure or be deemed to cure any default or Event of Default; (ii) reimbursement of Lender for all losses and expenses (including, without limitation, reasonable legal fees) suffered or incurred by Lender as a result of such default or Event of Default; (iii) completion of the Replacement as provided in Section 5.1, or for any other repair or replacement to the Property; or (iv) payment of any amount expended in exercising (and exercise) all rights and remedies available to Lender at law or in equity or under this Agreement or under any of the other Loan Documents.

            (b) Nothing in this Agreement shall obligate Lender to apply all or any portion of the Replacement Reserve on account of any default or Event of Default by Borrower or to repayment of the indebtedness secured by the Security Instrument or in any specific order of priority.

      7. Borrower's Other Obligations. Nothing contained in this Agreement shall alter, impair or affect the obligations of Borrower, or relieve Borrower of any of its obligations to make payments and perform all of its other obligations required under the Loan Documents.

      8. Remedies Cumulative. None of the rights and remedies conferred upon or reserved to Lender under this Agreement is intended to be exclusive of any other rights, and each and every right shall be cumulative and concurrent, and may be enforced separately, successively or together, and may be exercised from time to time as often as may be deemed necessary Lender.

      9. Enforcement of Agreement. This Agreement is executed by Borrower and Lender for the benefit of Lender. Borrower understands and agrees that in connection with the anticipated sale or assignment and delivery of the Loan to Fannie Mae, this Agreement may be assigned to Fannie Mae.

      10. Balance in the Replacement Reserve. The insufficiency of any balance in the Replacement Reserve shall not abrogate the Borrower's agreement to fulfill all preservation and maintenance covenants in the Loan Documents. In the event that the balance of the Replacement Reserve is less than the current estimated cost to make the Replacements required by the Lender, Borrower shall deposit the shortage within 10 days of request by Lender. In the event Lender determines from time to time based on Lender's inspections, that the amount of the Monthly Deposit is insufficient to fund the cost of likely Replacements and related contingencies that may arise during the remaining term of the Loan, Lender may require an increase in the amount of the Monthly Deposits upon 30 days prior written notice to Borrower.

      11. Indemnification. Borrower agrees to indemnify Lender and to hold Lender harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations and costs and expenses (including litigation costs and reasonable attorneys' fees and expenses) arising from or in any way connected with the performance of the Replacements or the holding or investment of the Replacement Reserve. Borrower assigns to Lender all rights and claims Borrower may have against all persons or entities supplying labor or materials in connection with the Replacements; provided, however, that Lender may not pursue any such right or claim unless a default or Event of Default exists under this Agreement or the Security Instrument.

      12. Determinations by Lender. In any instance in this Agreement where the consent or approval of Lender may be given or is required, or where any determination, judgment or decision is to be rendered by Lender under this Agreement, the granting, withholding or denial of such consent or approval and the rendering of such determination, judgment or decision shall be made or exercised by Lender (or its designated representative) at its discretion.

      13. Borrower's Records. Borrower shall furnish such financial statements, invoices, records, papers and documents relating to the Property as Lender may reasonably require from time to time to make the determinations permitted or required to be made by Lender under this Agreement.

      14. Fees and Expenses.

            (a) In addition to any other fees payable by Borrower to Lender in connection with the Loan, Borrower shall pay Lender an annual fee of $1,000.00 for its services in administering the Replacement Reserve and investing the Replacement Reserve. The annual fee shall be due and payable by Borrower on the date specified in a statement to Borrower regarding such fee.

            (b) Borrower shall pay within 10 days of request from Lender (i) all reasonable costs and expenses incurred by Lender in connection with collecting, holding and disbursing the Replacement Reserve pursuant to this Agreement, and
(ii) all reasonable fees, charges, costs and expenses incurred by Lender in connection with inspections made by Lender or Lender's representatives in carrying out Lender's responsibility to make certain determinations under this Agreement.

      15. Completion of Replacements. Lender's approval of any plans for any Replacement, release of funds from the Replacement Reserve, inspection of the Property by Lender or Lender's agents, or other acknowledgment of completion of any Replacement in a manner satisfactory to Lender shall not be deemed an acknowledgment or warranty to any person that the Replacement has been completed in accordance with applicable building, zoning or other codes, ordinances, statutes, laws, regulations or requirements of any governmental agency.

      16. Transfer of Property/Transfer of Interests in Borrower. If a Transfer shall occur or be contemplated, which Transfer requires the prior written consent of Lender pursuant to the terms of the Security Instrument, Lender may review the amount of the Replacement Reserve, the amount of the Monthly Deposits and the likely repairs and replacements required by the Property and the related contingencies which may arise during the remaining term of the Loan. Based upon that review, Lender may require an additional deposit to the Replacement Reserve, and/or an increase in the amount of the Monthly Deposits as a condition to Lender's consent to such Transfer. In all events, the transferee shall be required to assume Borrower's duties and obligations under this Agreement.

      17. Termination of Replacement Reserve. After payment in full of all sums secured by the Security Instrument and release by Lender of the lien of the Security Instrument, Lender shall disburse to Borrower all amounts remaining in the Replacement Reserve.

      18. Entire Agreement; Amendment and Waiver. This Agreement contains the complete and entire understanding of the parties with respect to the matters covered and no change or amendment shall be valid unless it is made in writing and executed by the parties to this Agreement. No specific waiver or forbearance for any breach of any of the terms of this Agreement shall be considered as a general waiver of that or any other term of this Agreement. If any provision of this Agreement is in conflict with any provision of the Security Instrument regarding the Replacement Reserve, the provision contained in this Agreement shall control.

      19. Notices. All notices under this Agreement shall be given in writing to the other party at the address, and in the manner, provided in the Security Instrument.

      20. Severability. The invalidity, illegality, or unenforceability of any provision of this Agreement pursuant to judicial decree shall not affect the validity or enforceability of any other provision of this Agreement, all of which shall remain in full force and effect.

      21. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the jurisdiction in which the Property is located.

      22. Non-Recourse. This Agreement is being executed in connection with the making of the Loan pursuant to the terms of the Note. Borrower's liability hereunder shall be limited to the extent provided in the Note.

      23. Capitalized Terms. Any capitalized terms used in this Agreement and not specifically defined herein, shall have the meanings set forth in the Security Instrument.




                   [REST OF PAGE INTENTIONALLY LEFT BLANK]

      Borrower and Lender have executed this Agreement on the date and year first above written.


                              BORROWER:

                              AIMCO COVINGTON POINTE, L.P.
                              a Delaware limited partnership

                              By:   Davidson GP, L.L.C.
                                    a South Carolina limited liability company
                                    General Partner

                                    By:   Davidson Income Real Estate, L.P.
                                          a Delaware limited partnership
                                          Sole Member

                                          By:   Davidson Diversified
                                                Properties, Inc.
                                                a Tennessee corporation
                                                General Partner


                                                By:   /s/Patti K. Fielding
                                                Name: Patti K. Fielding
                                                Title: Executive Vice
                                                       President

                              LENDER:

                              KEYCORP REAL ESTATE CAPITAL
                                  MARKETS, INC.
                               an Ohio corporation


                              By:   /s/Janette M. O'Brien
                                    Janette M. O'Brien
                                    Vice President